UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20529
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Exchange Act of 1934 (Amendment No.)
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Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ZIX CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ZIX CORPORATION
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
To our Shareholders,
You are cordially invited to attend the Annual Meeting of Shareholders of Zix Corporation, which will take place Wednesday, June 8, 2011, at 10:00 a.m. Central Time at the Cityplace Conference Center, Turtle Creek I Room, 2711 North Haskell Avenue, Dallas, Texas 75204. Details of the business to be conducted at the Annual Meeting are given in the Official Notice of the Meeting, Proxy Statement and form of proxy enclosed with this letter.
Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of shareholders for the meeting. When you vote in advance, please indicate your intention to personally attend the Annual Meeting. Please see the Question and Answer section of the enclosed Proxy Statement for instructions if you plan to personally attend the Annual Meeting.
Whether or not you are able to personally attend the Annual Meeting, it is important that your shares be represented and voted. Your prompt vote over the Internet, by telephone via toll-free number, or by written proxy will save us the expense and extra work of additional proxy solicitation. Voting by any of these methods at your earliest convenience will ensure your representation at the Annual Meeting if you choose not to attend in person. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have personally submitted your proxy. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.
We appreciate your continued interest in Zix Corporation.

Dallas, Texas April [__], 2011	On behalf of the Board of Directors, Richard D. Spurr Chairman of the Board

ZIX CORPORATION
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The Annual Meeting of shareholders of Zix Corporation will take place on Wednesday, June 8, 2011, at 10:00 a.m. Central Time at the Cityplace Conference Center, Turtle Creek I Room, 2711 North Haskell Avenue, Dallas, Texas 75204. Registration will begin at 9:30 a.m.
At the meeting, we will ask shareholders to consider and vote on the following proposals:
1.	Elect five members of our Board of Directors for a one-year term;

2.	Ratify the appointment of Whitley Penn LLP as our independent registered public accountants;

3.	Provide an advisory vote on executive compensation;

4.	Provide an advisory vote on the frequency of the advisory vote on executive compensation;

5.	Approve the merger of the Company into a newly formed Delaware subsidiary resulting in the reincorporation of the Company in Delaware; and

6.	Any other matters properly brought before the meeting or any adjournment thereof.
Only shareholders of record at the close of business on April 11, 2011, will be entitled to vote at the meeting. The stock transfer books will not be closed.

Dallas, Texas April [__], 2011	By Order of the Board of Directors, James F. Brashear Vice President, General Counsel & Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 8, 2011
          This Proxy Statement, accompanying proxy card and our Annual Report are available at investor.zixcorp.com in a searchable, readable, and printable format and in a tracking cookie-free environment.
YOUR VOTE IS IMPORTANT.
Whether or not you expect to personally attend the meeting, we urge you to vote your shares at your earliest convenience to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone via toll-free number, or if you received a paper copy of the proxy card, by signing, dating, and returning the proxy card in the enclosed postage-paid envelope will save us the expense and extra work of additional solicitation. Because your proxy is revocable at your option, submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so. Please refer to the voting instructions included on your proxy card or the voting instructions forwarded by your bank, broker, or other holder of record.

Questions and Answers About the Annual Meeting and Voting
This Question and Answer section provides some background information and brief answers to several questions you might have about the enclosed proposals. We encourage you to read this Proxy Statement in its entirety.
What is a proxy?
A proxy is your legal designation of another person, called a proxy holder, to vote the shares that you own. If you designate someone as your proxy holder in a written document, that document is called a proxy.
When I vote my shares, whom am I designating as my proxy?
We have designated James F. Brashear, our Vice President, General Counsel and Corporate Secretary, and Michael W. English, our Controller, to act as proxy holders at the Annual Meeting as to all shares for which proxy cards are returned or voting instructions are provided by Internet or telephonic voting.
What is a proxy statement?
A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy card designating the proxy holders described above to vote on your behalf.
What is the record date?
The record date for the Annual Meeting is April 11, 2011. The record date is established by our Board of Directors as required by Texas law. Only shareholders of record at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote their shares at the meeting.
What is the difference between a stockholder of record and a stockholder who holds stock in street name, also called a “beneficial owner?”
If your shares are registered in your name at our stock registrar and transfer agent, Computershare Trust company, N.A., you are a stockholder of record.
If your shares are registered at our stock registrar and transfer agent, Computershare Trust Company, N.A., in the name of a broker, bank, trustee, nominee, or other similar stockholder of record, your shares are held in street name and you are the beneficial owner of the shares.
How do I obtain admission to personally attend the Annual Meeting?
Shareholders of Record. You will need to bring a government-issued photo identification card to gain admission to the Annual Meeting.

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Street Name Holders. You will need to ask your broker or bank for an admission ticket in the form of a legal proxy and you will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy. You will also need to bring a government-issued photo identification card to gain admission to the Annual Meeting. Please note that if you own shares in street name and you are issued a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the meeting and vote in person.
What methods can I use to vote?
By Written Proxy. All shareholders may vote by mailing the written proxy card.
By Telephone and Internet Proxy. All shareholders of record may vote by telephone from the U.S. using the toll-free telephone number on the proxy card, or by the Internet, using the procedures and instructions described on the proxy card and other enclosures. Street name holders may vote by telephone or the Internet if their bank, broker, or other stockholder of record makes those methods available, in which case the bank, broker, or other stockholder of record will enclose the instructions with the Proxy Statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded.
What will occur at the Annual Meeting?
First, we will determine whether we have a quorum of shares represented at the Annual Meeting to conduct business. If a quorum is not present at the Annual Meeting, we will adjourn or reschedule the meeting. If enough shares are represented at the Annual Meeting to conduct business, then we will vote on the proposals described in this Proxy Statement and any other business that is properly brought before the meeting and any adjournments or postponements thereof. We know of no other matters that will be presented for consideration at the Annual Meeting. If, however, other matters or proposals are presented and properly come before the meeting, the proxy holders intend to vote all proxies in accordance with their best judgment in the interest of Zix Corporation and our shareholders.
A representative of Whitley Penn LLP, our independent registered public accounting firm, is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if that representative so desires, and to respond to appropriate questions. A representative of Broadridge Financial Solutions, Inc. will count the votes and act as the independent inspector of election.
What is a quorum?
The holders of a majority of the shares who are entitled to vote at the Annual Meeting must be represented at the meeting in person or by proxy to have a quorum for the transaction of business at the meeting and to act on the matters specified in the notice. A shareholder will be deemed to be represented at the Annual Meeting if the shareholder:

•	is present in person; or

•	is not present in person, but has voted by proxy card before the Annual Meeting; or

•	is not present in person, but a broker has cast for the shareholder a discretionary vote on Proposal 2.
As of the record date, there were 66,265,578 shares outstanding and entitled to vote at the Annual Meeting, held by or through 497 holders of record. Each share of our common stock is entitled to one vote. Our shareholders are entitled to cast an aggregate of 66,265,578 votes at the Annual Meeting, so a quorum equals 33,132,790 shares of our common stock.
What proposals are shareholders being asked to consider at the Annual Meeting?
At the Annual Meeting, we will ask our shareholders to consider and vote on the following:
•	Proposal 1 is to elect five members of our Board of Directors for a one-year term;

•	Proposal 2 is to ratify the selection of Whitley Penn LLP as our independent registered public accountants;

•	Proposal 3 is to provide an advisory vote on executive compensation;

•	Proposal 4 is to provide an advisory vote on the frequency of the advisory vote on executive compensation;

•	Proposal 5 is to approve the merger of the Company into a newly formed Delaware subsidiary resulting in the reincorporation of the Company in Delaware; and

•	Any other matters properly brought before the meeting or any adjournment or postponement thereof.
What are my voting choices on Proposal 1 for director nominees?
For the vote on the election of the director nominees, shareholders may:
•	vote in favor of all nominees;

•	vote to withhold votes from all nominees; or

•	vote to withhold votes as to specific nominees, and in favor of the remaining nominees.
What vote is needed to elect directors?
The five nominees will be elected who receive a plurality of the FOR votes out of all votes cast (either FOR or WITHHELD) in person or by proxy at the Annual Meeting.
The Board recommends that you vote “FOR” Proposal 1 and “FOR” each of the director nominees.

What is a plurality of the votes?
In order to be elected, a director nominee does not have to receive a majority of FOR votes cast out of all votes cast either affirmatively or negatively in person or by proxy at the Annual Meeting. Instead, the five nominees who will be elected are those five who receive the most FOR votes of all the votes cast on Proposal 1 in person or by proxy at the meeting.
What are my voting choices on Proposal 2, the ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm?
For the vote on the ratification of the appointment of our independent registered public accounting firm, shareholders may:
•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting on the ratification.
Our Board recommends that you vote “FOR” Proposal 2.
What vote is required to ratify the appointment of the Company’s auditors?
The proposal to ratify the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes entitled to be cast affirmatively or negatively by the shares of stock present in person or by proxy at the Annual Meeting and entitled to vote thereon.
What are my voting choices on Proposal 3, the advisory vote on executive compensation?
For the advisory vote on executive compensation, shareholders may:
•	vote to approve the executive compensation;

•	vote against the executive compensation; or

•	abstain from voting on the advisory proposal.
Our Board recommends that you vote “FOR” Proposal 3.
What vote is required for the advisory approval of the Company’s executive compensation?
The Company’s executive compensation will receive the advisory approval of the shareholder if the votes cast FOR the proposal are a majority of the votes entitled to be cast affirmatively or negatively by the shares of stock present in person or by proxy at the Annual Meeting and entitled to vote thereon.
What are my voting choices on Proposal 4, the advisory vote on the frequency of the advisory vote on executive compensation?
For the advisory vote about how often shareholders should hold an advisory vote on executive compensation, shareholders may:

•	vote to hold an advisory vote every 1 year (annually);

•	vote to hold an advisory vote every 2 years (biennially);

•	vote to hold an advisory vote every 3 years (triennially); or

•	abstain from voting on the proposal.
Our Board recommends that you vote to recommend the Company hold an advisory vote every “3 YEARS.”
What vote is required for the advisory approval of the frequency of the vote on executive compensation?
The choice of annual, biennial or triennial voting that receives the highest number (plurality) of votes cast by the shares present or represented by proxy and entitled to vote at the annual meeting will be deemed to have received the advisory approval of the shareholders.
What are my voting choices on Proposal 5, the approval of the merger of the Company into a newly formed Delaware subsidiary resulting in the reincorporation in Delaware?
For the vote on the approval of the merger of the Company into a newly formed Delaware subsidiary resulting in the Company’s reincorporation in Delaware, shareholders may:
•	vote to approve the merger;

•	vote against the merger; or

•	abstain from voting on the proposal.
The Board recommends that you vote “FOR” Proposal 5.
What vote is required for the approval of the merger of the Company into a newly formed Delaware subsidiary resulting in the Company’s reincorporation in Delaware?
Approval of the merger of the Company into a newly formed Delaware subsidiary resulting in the reincorporation of the Company requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company entitled to vote on this proposal at the annual meeting.
What if a stockholder does not specify a choice for a matter when returning a proxy?
Shareholders should specify their choice for each proposal described on the enclosed proxy card. Proxy cards that are signed and returned will be voted FOR proposals described in this proxy statement for which no specific instructions are given.
How are withheld votes, abstentions and broker non-votes counted?
Both abstentions and broker non-votes are counted as “present” for purposes of determining the existence of a quorum at the Annual Meeting. Shares voted WITHHELD as to a director nominee on Proposal 1 will count as votes against the indicated nominee.

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Shares voted ABSTAIN on any of Proposals 2, 3 and 5 will have the same effect as votes cast AGAINST that proposal. Shares voted ABSTAIN on Proposal 4 will have no effect on that proposal. Broker non-votes will not be included in vote totals and will not affect the outcome of the vote on the proposals.
Why did I receive more than one Proxy Statement?
If you received more than one Proxy Statement, your shares are probably registered in different names or are in more than one account. Please vote each proxy card that you receive.
What if I want to change my vote?
You may revoke your vote on any proposal at any time before the Annual Meeting for any reason. To revoke your proxy before the meeting, write to Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960. You will need to include a copy of your earlier voted proxy and may be required to provide other information to facilitate the administrative steps actually required to properly revoke your prior proxy and properly record the revocation. You may also come to the Annual Meeting and change your vote in writing. You will need to bring a copy of your earlier voted proxy and may be required to provide other information to facilitate the administrative steps actually required to properly revoke your prior proxy and properly record the revocation.
Where will I find the voting results of the Annual Meeting?
We will announce the preliminary voting results at the Annual Meeting and will publish the preliminary or final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If the voting results are not final when that Current Report is filed, we will publish the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days after the final voting results are determined. You may request a copy of that Current Report at investor.zixcorp.com or by contacting our Investor Relations office at (214) 515-7357.
Where can I find additional information? Who can help answer my questions?
You should carefully review the entire Proxy Statement, which contains important information regarding the proposals, before voting. The section titled “WHERE YOU CAN FIND MORE INFORMATION” describes additional sources from which to obtain this Proxy Statement, our public filings under the Securities Exchange Act of 1934 and other information about our Company. Additionally, a copy of this Proxy Statement is available on our Company’s website at investor.zixcorp.com.
If you would like additional copies of this Proxy Statement or other documents that we have filed with the SEC that are incorporated by reference into this Proxy Statement, free of charge, or if you have questions about the proposals or the procedures for voting your shares, please contact: Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960, Telephone: (214) 370-2000.

ZIX CORPORATION
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
PROXY STATEMENT
Annual Meeting of Shareholders
June 8, 2011
Information Concerning Solicitation And Voting
General
          This Proxy Statement is furnished on behalf of the Board of Directors of Zix Corporation (“we,” “us,” “our” or the “Company”) to solicit proxies to be voted at the Annual Meeting of our Shareholders to be held on Wednesday, June 8, 2011, at 10:00 a.m. Central Time, and at any adjournment or postponement of the Annual Meeting for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.
          Whether or not you personally attend, it is important that your shares be represented and voted at the Annual Meeting. Most shareholders have a choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker, or other shareholder of record to determine which voting options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet voting and telephone voting facilities for shareholders of record will be available until 11:59 p.m., local time, on June 6, 2011. This Proxy Statement and the accompanying proxy card were first mailed on or about April [__], 2011.
          NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.
Solicitation of Proxies
          This solicitation is being made by mail on behalf of our Board of Directors. We will bear the expense of the preparation, printing and mailing of the enclosed proxy card, Notice of Annual Meeting of Shareholders and this Proxy Statement, and any additional material relating to the Annual Meeting that may be furnished to our shareholders by our Board related to the furnishing of this Proxy Statement. We have engaged Georgeson Inc. to assist in the solicitation of proxy materials from shareholders at a fee of approximately $7,000 plus reimbursement of reasonable out-of-pocket expenses. Proxies may also be solicited without additional compensation by our officers or employees by telephone, facsimile transmission, e-mail, or personal interview. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold those shares. To obtain the necessary representation of shareholders at the Annual Meeting, supplementary solicitations may be made by mail, telephone, facsimile transmission, e-mail, or personal interview by our officers or employees, without additional compensation, or by selected securities dealers. We anticipate that the cost of those supplementary solicitations, if any, will not be material.
Purpose of Annual Meeting
          The purpose of the Annual Meeting is to obtain approval for the proposals described in this Proxy Statement and to consider that other business as may properly come before the Annual Meeting, including any adjournment or postponement thereof. At the meeting, we will ask shareholders to consider and vote on the following proposals:
•	Proposal 1: elect five members of our Board of Directors for a one-year term;

•	Proposal 2: ratify the appointment of Whitley Penn LLP as our independent registered public accountants;

•	Proposal 3: an advisory vote on executive compensation;

•	Proposal 4: an advisory vote on the frequency of the advisory vote on executive compensation; and

•	Proposal 5: approve the merger of the Company into a Delaware subsidiary resulting in the reincorporation of the Company in Delaware.
Record Date and Shares Outstanding
          Only shareholders who owned shares of our common stock at the close of business on April 11, 2011, referred to in this Proxy Statement as the “Record Date,” are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 66,265,578 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date.
Quorum
          A majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting must be represented, in person or by proxy, at the Annual Meeting to constitute a quorum to conduct business at the meeting. As of the Record Date, there were 66,265,578 shares outstanding and entitled to vote at the Annual Meeting, so we will require a quorum of at least 33,132,790 shares represented at the Annual Meeting in order to conduct business at the meeting.
Revocability of Proxies
          You may revoke your proxy at any time before it is exercised. Execution of the proxy will not affect your right to attend the Annual Meeting in person. Revocation may be made before the Annual Meeting by written revocation or through a duly executed proxy bearing a later date sent to Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960; or your proxy may be revoked personally at the Annual Meeting by written notice to the Secretary at the Annual Meeting before the voting of the proxy. Any revocation sent to the Company must include the shareholder’s name and must be received before the Annual Meeting to be effective.

How Your Proxy Will Be Voted
          In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by the Company, including unmarked signed proxies, will be voted FOR the each of the proposals that will be considered at the Annual Meeting. In addition, if any other matters properly come before the Annual Meeting the persons named as proxy holders in the enclosed proxy card will have discretion as to how they will vote the shares they represent. Other than the proposals described in this Proxy Statement, we have not received notice of any matters that may properly be presented at the Annual Meeting.
Dissenters’ Rights
          Under Texas law, shareholders are not entitled to dissenters’ rights with respect to any of the proposals that will be considered at the Annual Meeting.
Tabulation of Votes
          Votes cast at the Annual Meeting will be tabulated by a representative of Broadridge Financial Solutions, Inc. as the independent inspector of election.
Vote Required to Approve Proposals
          Proposal 1
          On Proposal 1, shares may either be voted FOR an individual director nominee or voted WITHHELD as to an individual director nominee. If a quorum is represented at the Annual Meeting, the five nominees who receive the greatest number of FOR votes (also called a “plurality” of FOR votes) will be elected as directors. Brokers cannot cast discretionary votes in the election of directors, so you must instruct your broker how to vote your shares on Proposal 1. A vote WITHHELD as to any director effectively will be counted as a vote AGAINST the election of that director. In the election of directors, shareholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in this Proxy Statement.
          Proposal 2
          On Proposal 2, shares may either be voted FOR the ratification of the appointment of Whitley Penn LLP as the Company’s independent auditors for 2011, or voted AGAINST that ratification, or voted to ABSTAIN. If a quorum is represented at the Annual Meeting, the approval of Proposal 2 would require the FOR vote of a majority of the shares of our common stock represented at the Annual Meeting and entitled to vote. Shares voted to ABSTAIN do not count as votes FOR or AGAINST Proposal 2. Because votes to ABSTAIN are counted as shares represented at the meeting, they will have the same effect as votes AGAINST Proposal 2.
          Proposal 3
          Approval on an advisory basis of this proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal and represented in person or by proxy at the annual meeting. Broker non-votes will not be included in vote totals and will not affect the outcome of the vote on this proposal.

          Proposal 4
          The option of “1 YEAR,” “2 YEARS” or “3 YEARS” that receives the highest number (plurality) of votes cast by the shares present or represented by proxy and entitled to vote at the annual meeting will be deemed to have received the advisory approval of the shareholders. Accordingly, abstentions and broker non-votes will not be counted and therefore will have no effect on this proposal.
          Proposal 5
          Approval of the merger of the Company into a newly formed Delaware subsidiary resulting in the reincorporation of the Company in Delaware (including the Plan of Merger as described on pages ___ to ___) requires the affirmative vote of at least two-thirds of all outstanding shares entitled to be cast in respect of this proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.
          Other Matters
          An affirmative vote of a majority of the shares represented at the Annual Meeting is generally required for action on any other matters that may properly come before the Annual Meeting.
          Effect of Broker Non-Votes
          If your shares are held in a brokerage account and you do not instruct your broker how to vote on a particular proposal, your brokerage firm could either:
•	Vote your shares on that proposal in the broker’s discretion, if the rules permit; or

•	Leave your shares unvoted on that proposal.
          A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have the discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Under applicable rules, brokers do not have discretionary authority to vote on Proposals 1, 3, 4 or 5, but they do have the discretionary authority to vote on Proposal 2.
Shareholders’ Proposals
          If you would like to submit a proposal to be included in the Proxy Statement for the 2012 Annual Meeting of Shareholders, the submission must be in writing and received by us no later than December 30, 2011. Submissions of shareholder proposals after that date will be considered untimely for inclusion in the Proxy Statement and form of proxy for our 2012 Annual Meeting.
          If our shareholders approve the Reincorporation, our proposed Delaware Bylaws require that any shareholder proposal that is not submitted for inclusion in next year’s Proxy Statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2012 Annual Meeting, must be received by the Corporate Secretary at the principal executive offices of the Company not less than 45 or more than 75 days before the one-year anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting. As a result, proposals submitted pursuant to these provisions of our Delaware Bylaws must be received no earlier than February 14, 2012, and no later than the close of business on March 15, 2012, and must otherwise comply with the requirements of our Delaware Bylaws. If our shareholders do not approve the Reincorporation, a shareholder proposal that does not qualify under SEC Rule 14a-8 for inclusion in our Proxy Statement must be received by the Corporate Secretary at the principal executive offices of the Company no later than the close of business on March 15, 2012.
          All notices of proposals, whether or not to be included in our proxy materials, should be sent to our principal executive offices at Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960.
Reducing the Costs of Proxy Solicitation
          To reduce the expenses of delivering duplicate proxy materials, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to shareholders who share an address, unless otherwise requested. If you share an address with another shareholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by contacting Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960 or (214) 370-2000. For future Annual Meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.
          Shareholders of Record: If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
          Beneficial Owners: If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank, broker or other holder of record regarding the availability of this service.

Proposals
Proposal 1 — Election of Directors
          Our shareholders will vote on the election of five members of our Board of Directors at the Annual Meeting. Each director will serve until the next Annual Meeting of Shareholders and until the director’s successor is duly elected and qualified, unless earlier removed in accordance with our Bylaws.
          The nominees for election to our Board are:

Name	Principal Occupation	Director Since
Robert C. Hausmann	Chief Financial Officer, Tetra Sun, Inc.	November 2005

James S. Marston	Private Investor	September 1991

Maribess L. Miller	Consultant	April 2010

Antonio R. Sanchez III	President, Sanchez Oil & Gas Corporation	May 2003

Richard D. Spurr	Chairman and Chief Executive Officer, Zix Corporation	May 2005
          For biographical and other information regarding the nominees for Director, please see “OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION — Directors.” For information on our directors’ compensation, please see “INFORMATION ON THE COMPENSATION OF DIRECTORS.”
          Each of the persons nominated for election to our Board of Directors has agreed to stand for election. Our Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and to the knowledge of the Board, each of the nominees intends to serve the entire term for which election is sought. If any nominee becomes unable or unwilling to stand for election before the Annual Meeting, there will be no substitute nominated at the Annual Meeting. Our Bylaws provide that the Board of Directors may reduce the number of positions on our Board of Directors. In addition, our Bylaws provide that the Board of Directors may fill any vacancy in the Board of Directors by the affirmative vote of a majority of the remaining Directors.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR PROPOSAL 1 AND FOR EACH DIRECTOR NOMINEE NAMED ABOVE.

Proposal 2 — Ratification of Appointment of Accountants
          The Audit Committee of the Board has appointed Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Services provided to the Company and its subsidiaries by Whitley Penn LLP in fiscal 2010 are described under “INDEPENDENT PUBLIC ACCOUNTANTS.”
          We are asking our shareholders to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the 2011 fiscal year. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of Whitley Penn LLP to our shareholders for ratification as a matter of good corporate practice.
          Representatives of Whitley Penn LLP will be present at the Annual Meeting to respond to appropriate questions and to make those statements that they may desire.
          Votes cast FOR Proposal 2 by a majority of the shares of our common stock represented at the Annual Meeting is required to approve Proposal 2. Shares voted to ABSTAIN as to Proposal 2 will be counted as represented at the meeting and will have the same effect as a vote AGAINST Proposal 2.
          If our shareholders do not approve Proposal 2, the appointment of Whitley Penn LLP will be reconsidered by our Audit Committee and our Board. Even if Proposal 2 is approved, the Audit Committee in its discretion may select a different independent registered public accounting firm if it determines that a change would be in the best interests of the Company and our shareholders and otherwise complies with all regulations of the SEC regarding a change in public accounting firms.
OUR BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE FOR PROPOSAL 2.

Proposal 3 — Advisory Vote On Executive Compensation
          The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers. The Company seeks your advisory vote and asks that you support the compensation of the named executive officers as disclosed in this proxy statement.
          As described in detail under “COMPENSATION DISCUSSION AND ANALYSIS,” our compensation programs are designed to motivate our executives to create a successful company. We believe that our compensation program, with its balance of short-term incentives and long-term incentives (including equity awards that vest over multiple years) reward sustained performance that is aligned with long-term shareholder interests.
          This proposal, commonly known as a “say on pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of its named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers described in this proxy statement.
          Accordingly, the Board invites you to review carefully the Compensation Discussion and Analysis beginning on page [__] and the tabular and other disclosures on compensation under Executive Compensation beginning on page [__], and cast a vote to approve the Company’s executive compensation programs through the following resolution:
“Resolved, that shareholders approve the compensation of the company’s named executive officers, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this proxy statement.”
          The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of the Company’s shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Board will consider the shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
OUR BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE FOR PROPOSAL 3.

Proposal 4 — Advisory Vote On The Frequency Of An
Advisory Vote On Executive Compensation
          As required by the Dodd-Frank Act and new Section 14A of the Securities Exchange Act, we are also providing shareholders an advisory vote on the frequency with which the shareholders will have the advisory “say on pay” vote on executive compensation as provided in Proposal 3 above.
          The advisory vote on the frequency of the say on pay vote is a non-binding vote as to how often the say on pay vote should occur: every year, every two years, or every three years. In addition, shareholders may abstain from voting.
          After careful consideration, the Board of Directors recommends that future shareholder say on pay advisory votes on executive compensation be conducted every three years. A vote every three years provides shareholders and advisory firms the opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual vote.
          Further, the Board believes an annual say on pay vote would not allow sufficient time for changes to the Company’s compensation program to be in place to evaluate whether the changes were effective. For example, if the say on pay vote in May 2011 led to changes to the compensation program for the 2012 fiscal year, those changes would be in place for only a few months before the next annual say on pay vote would take place in May 2012. Moreover, the changes would not be discussed in the proxy statement until May 2013. A say on pay vote every three years would, however, allow sufficient time for changes to be made, disclosed and evaluated before the next say on pay vote.
          The Company understands that its shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this proposal. Shareholders who have concerns about executive compensation during the interval between say-on-pay votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “COMMUNICATIONS WITH DIRECTORS” on page [__] for information about communicating with the Board.
          Please mark on the proxy card your preference as to the frequency of holding shareholder advisory votes on executive compensation, as either every year, every two years, or every three years, or you may abstain from voting.
          The Board will take the results of the vote into account when deciding when to call for the next advisory vote on executive compensation. Nevertheless, because this vote is advisory and not binding on the Board of Directors in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the Company’s shareholders.
          A scheduling vote similar to this Proposal 4 will occur at least once every six years.
OUR BOARD OF DIRECTORS RECOMMENDS ON PROPOSAL 4
THAT YOU VOTE TO RECOMMEND THE COMPANY HOLD
AN ADVISORY SAY ON PAY VOTE EVERY “3 YEARS.”

Proposal 5 — Merger of the Company Resulting in the
Reincorporation of the Company in Delaware
          The Board of Directors has approved a proposal to change our state of incorporation from the State of Texas to the State of Delaware (“Reincorporation”), subject to approval and adoption by our shareholders of the Agreement and Plan of Merger (“Plan of Merger”) in substantially the form of Appendix A to this Proxy Statement. The Reincorporation will be effected through the merger of the Company into a wholly owned subsidiary of the Company incorporated under the laws of the State of Delaware (“New Zix”). New Zix currently has no operations, assets or liabilities. We believe that this Reincorporation will result in the advantages described below.
          BEFORE VOTING ON THE REINCORPORATION, YOU ARE URGED TO CAREFULLY READ THIS PROXY STATEMENT, INCLUDING EACH APPENDIX THAT IS MENTIONED IN THIS SECTION AND ATTACHED TO THIS PROXY STATEMENT.
          The Reincorporation will not result in any material change in our business, assets or financial position or in the persons who constitute our Board, including those persons who are elected at the Annual Meeting. The individuals serving as officers of the Company immediately before the merger will continue to serve as officers of the surviving corporation after the merger. Upon the effective date of the merger (“Effective Date”):
•	the legal existence of the Company as a separate corporation will cease;

•	New Zix, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company;

•	each outstanding share of our Common Stock will automatically be converted into one share of common stock, $.01 par value per share, of New Zix (the “New Zix Common Stock”); and

•	outstanding options and warrants to purchase our Common Stock will automatically be converted into options and warrants to purchase an identical number of shares of New Zix Common Stock.
          The terms of the Reincorporation are described in more detail in the Plan of Merger attached as Appendix A and all descriptions of the Reincorporation are qualified by and subject to the more complete information in that appendix.
          After the Effective Date, certificates representing shares of our Common Stock will be deemed to represent an equal number of shares of New Zix Common Stock into which those shares converted. The Reincorporation will not affect the validity of the currently outstanding stock certificates. Consequently, it will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of New Zix.
          The Reincorporation will become effective upon filing merger documents in Delaware and Texas, which filings are expected to be made as soon as practicable after shareholder approval of the Reincorporation. Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of the Company and New Zix any time before the Effective Date (whether before or after shareholder approval). In addition, the Board of New Zix may amend the Plan of Merger or the surviving corporation’s charter or bylaws at any time before the Effective Date, provided that any amendment made after shareholder approval may not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of New Zix, or (ii) alter or change any of the terms and conditions of the Plan of Merger or the surviving corporation’s charter or bylaws, if that alteration or change would adversely affect the holders of our capital stock.
          After the Effective Date, the Certificate of Incorporation of New Zix, the form of which is attached hereto as Appendix B (the “Delaware Certificate”), and the Bylaws of New Zix, the form of which is attached hereto as Appendix C (“Delaware Bylaws”), will govern the surviving corporation. All descriptions of the Certificate of Incorporation and Bylaws are qualified by and subject to the more complete information set forth in those documents.
          Certain changes in the rights of the shareholders of the Company will result under Delaware law and the new Certificate of Incorporation and Bylaws. See “STATE CORPORATION LAW CONSEQUENCES” below.
          Principal Reasons for the Reincorporation
          As the Company plans for the future, the Board of Directors believes that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The predictability of Delaware corporate law provides a reliable foundation on which our governance decisions can be based. We believe that the shareholders will benefit from the reincorporation into the State of Delaware.
          The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The Delaware General Corporation Law (“DGCL”) is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of that complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. Consequently, the DGCL is comparatively well known and understood.
          We believe that reincorporation in Delaware should provide greater predictability with respect to our corporate affairs. We believe that the proposed reincorporation under Delaware law will enhance our ability to attract and retain qualified independent directors to represent the Company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate directors. To date, we have not experienced difficulty in attracting or retaining directors. Nevertheless, as a result of the significant potential liability and comparatively modest compensation associated with service as a director, we believe that the better understood, and comparatively more stable, corporate environment afforded by Delaware will enable us to improve our ability to continue to attract capable and experienced individuals to our Board of Directors.
          For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see “STATE CORPORATION LAW CONSEQUENCES” below.

          Federal Income Tax Consequences
          The proposed reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986. We believe that for federal income tax purposes no gain or loss will be recognized by the Company, New Zix or the shareholders of the Company who receive New Zix Common Stock for their Company Common Stock in connection with the Reincorporation. The aggregate tax basis of New Zix Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the aggregate tax basis of the Company Common Stock converted into that New Zix Common Stock held by that shareholder as a capital asset at the time of the Reincorporation. A shareholder who holds Company Common Stock will include in his holding period for the New Zix Common Stock, which he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into that New Zix Common Stock, provided the shares are held as a capital asset at the time of the Reincorporation. State, local or foreign income tax consequences to shareholders may vary from the Federal income tax consequences described above, and shareholders are urged to consult their own tax advisors as to the consequences to them of the Reincorporation under all applicable tax laws.
          Effect on Market Value of Common Stock
          We do not know of any reason why implementation of the Reincorporation and the conversion of shares of Common Stock of the Company into shares of New Zix Common Stock would cause the market value of the New Zix Common Stock immediately after the Reincorporation to be different from the market value of the outstanding shares of the Common Stock of the Company immediately before the Reincorporation.
          Securities Act Consequences
          After the merger, New Zix will be a public company, the New Zix Common Stock will be publicly traded and New Zix will file with the SEC and provide to its holders of New Zix Common Stock the same type of information that the Company had previously filed and provided. We expect the shares of New Zix to be traded without interruption on the Nasdaq Stock Market after the merger under the symbol “ZIXI”. Shareholders whose stock in the Company is freely tradeable before the merger will continue to have freely tradeable shares of the surviving corporation. Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. In summary, the surviving corporation and its shareholders will generally be in the same respective positions under the federal securities laws after the merger as were the Company and its shareholders before the merger.
          State Corporation Law Consequences
          Because of differences between the Texas Business Organizations Code (“TBOC”) and the DGCL, as well as differences between the Company’s articles of incorporation and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences between each of the TBOC and the DGCL, the Restated Articles of Incorporation of the Company (“Texas Articles”) and the Amended and Restated Bylaws of the Company (“Texas Bylaws”) and the Delaware Certificate and the Delaware Bylaws. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the TBOC, the Texas Articles, the Texas Bylaws, the DGCL, the Delaware Certificate and the Delaware Bylaws.
          Business Combination Statute
          Texas.
          The TBOC imposes a special voting requirement for the approval of specific business combinations and related party transactions between public corporations and affiliated shareholders unless the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder. The TBOC prohibits specific mergers, sales of assets, reclassifications and other transactions between shareholders beneficially owning 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the shareholder acquiring shares representing 20% or more of the corporation’s voting power unless two-thirds of the unaffiliated shareholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires that ownership. A vote of shareholders is not necessary if the board of directors approves the transaction or approves the purchase of shares by the affiliated shareholder before the affiliated shareholder acquires beneficial ownership of 20% of the shares, or if the affiliated shareholder was an affiliated shareholder before December 31, 1996, and continued as such through the date of the transaction.
          Delaware.
          Section 203 (“Delaware Business Combinations Statute”) of the DGCL, prohibits certain transactions between a Delaware corporation and an “interested stockholder,” which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (including mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company or the outstanding stock of a company, and certain transactions that would result in the issuance or transfer of stock of a company, increase the interested stockholder’s proportionate share of ownership in a company or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock, unless: (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by that company’s board of directors prior to the date the interested stockholder becomes an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting.
          Comparison
          Under the Delaware Business Combination Statute, stockholders owning 15% of the voting stock of the Company (or in certain cases an even smaller percentage) might be able to block certain transactions which is a smaller percentage than is currently the case under Texas law. The application of either statute could make more difficult or discourage a tender offer or the completion of a “second step” merger by a holder of a substantial block of the Company’s voting stock, irrespective of whether such action might be perceived by stockholders holding a majority of the voting stock to be beneficial to the Company and its stockholders.
          The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board or by stockholders owning 15% of the voting stock of the Company, even if the price offered in those transactions represents a premium over the then-current market price of the Company’s voting stock, to the extent that a market for that stock then exists. To the extent that the Board’s disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board and current management may be strengthened, thereby assisting those persons in retaining their positions.
          Nevertheless, the Board believes that, on balance, becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interest of the Company and its shareholders. In recent years there have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the target company’s board of directors. Such a “second step” business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser’s original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its shareholders.
          Right of Shareholders to Vote on Certain Mergers
          Texas
          Under Texas law, shareholders have the right to vote on all mergers to which the Company is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation, in which situation the DGCL also does not require a stockholder vote). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provide otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. Unless the articles of incorporation provide otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if all of the following are met: (i) the corporation is the sole surviving corporation in the merger; (ii) there is no amendment to the corporation’s articles of incorporation; (iii) each stockholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and (vi) the board of directors of the corporation adopts a resolution approving the plan of merger.
          The Texas Articles do not alter the statutory rules described above.
          Delaware
          Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where: (x) the agreement of merger does not amend the certificate of incorporation of such corporation; (y) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (z) either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.
          The Delaware Certificate does not alter the statutory rules described above.
          Sales, Leases, Exchanges or Other Dispositions
          Texas
          Generally, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote. Under Texas law, the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues to indirectly engage in its business is deemed to be in the usual and regular course of its business.
          Delaware
          A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. The Delaware Certificate is silent on this issue.
          Appraisal Rights
          Texas
          Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no stockholder approval is required under Texas law, and as set forth in this paragraph, shareholders of Texas corporations with voting rights have appraisal rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Notwithstanding the foregoing, a stockholder of a Texas corporation has no appraisal rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if:
•	the shares held by the stockholder are part of a class of shares which are listed on a national securities exchange, the Nasdaq Stock Market or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or are held of record by not less than 2,000 holders, on the record date set for purposes of determining which shareholders are entitled to vote on the plan of merger or the plan of exchange;

•	the stockholder is not required by the terms of the plan of merger, conversion, or exchange to accept for his shares any consideration that is different from the consideration to be provided to any other holder of shares of the same class or series as the shares held by the stockholder, other than cash instead of fractional shares or interests the stockholder would otherwise be entitled to receive; and

•	the stockholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration other than:
(i) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares that are:
•	listed, or authorized for listing upon official notice of issuance, on a national securities exchange or approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

•	held of record by not less than 2,000 holders;

(ii)	cash in lieu of fractional shares otherwise entitled to be received; or

(iii)	a combination of such shares and cash.
          The appraisal rights of a stockholder of a Texas corporation are summarized under “Rights of Dissenting Shareholders” below.
          Delaware
          Under Delaware law, stockholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or if such stock is held of record by more than 2,000 stockholders. Further, no appraisal rights are available for any shares of stock of the corporation surviving a merger if:
•	the agreement of merger does not amend the certificate of incorporation of the surviving corporation;

•	each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and

•	the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

          Stockholders of a Delaware corporation have no appraisal rights in a merger between that parent corporation and a subsidiary corporation wholly owned by that parent corporation.
          Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sections, stockholders would still have appraisal rights if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than:
•	shares of stock
•	of the surviving corporation; or

•	of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders;
•	cash in lieu of fractional shares; or

•	a combination of such shares and such cash.
          Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers.
          Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation, any merger or consolidation involving such corporation, or the sale of all or substantially all of the assets of the corporation. The Delaware Certificate for New Zix currently has no such provisions.
          Stockholder Consent to Action Without a Meeting
          Texas
          Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which, under the corporation’s articles of incorporation, would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.
          The Texas Articles set forth the same standard as the TBOC with respect to the use of written consents in lieu of a meeting. As a result, the taking of any such action without a meeting requires the unanimous written consent of the holders of the Company’s shares.
          Delaware
          Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were presented and voted.

          As currently proposed, the Delaware Certificate requires that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of the stockholders. Thus, the ability of the stockholders to consent in writing to the taking of any action is expressly denied.
          Procedures for Filling Vacant Directorships
          Texas
          Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, even if such directors constitute less than a quorum. A directorship to be filled by an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive Annual Meetings of shareholders.
          The Texas Articles are consistent with the TBOC.
          Delaware
          Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
          The Delaware Bylaws provide that subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise requires by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum.
          Right to Call Meetings
          Texas
          Under Texas law, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special shareholders’ meeting, unless the certificate of formation provide for a number of shares greater than or less than 10%, but in no event may the certificate of formation provide for a number of shares greater than 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special shareholders’ meetings.
          The Texas Articles are consistent with the TBOC.

          Delaware
          Delaware law provides that special meetings of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws.
          The Delaware Bylaws provide that special meetings of the stockholders may be called at any time by the board acting pursuant to a resolution adopted by a majority of the board.
          Voting by Proxy
          Texas
          Under Texas law, a stockholder may authorize another person or persons to act for such stockholder by proxy. Under Texas law, a proxy is only valid for eleven months from its date unless otherwise provided in the proxy.
          Delaware
          Under Delaware law, a stockholder may authorize another person or persons to act for such stockholder by proxy. Under Delaware law, a proxy is valid for three years from its date unless otherwise provided in the proxy.
          Charter Amendments
          Texas
          Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation.
          The Texas Articles do not provide for a different amount.
          Delaware
          Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation’s stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.
          The Delaware Certificate does not provide for any such greater number.
          Bylaw Amendments
          Texas
          Under Texas law, the board of directors may amend, repeal or adopt a corporation’s bylaws unless the articles of incorporation reserve this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

          The Texas Articles do not restrict the ability of the board to amend, repeal or adopt bylaws.
          Delaware
          Under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the stockholders of the corporation entitled to vote and, if the corporation’s certificate of incorporation so provides, the corporation’s board of directors.
          The Delaware Certificate and Delaware Bylaws provide that the Company’s bylaws may be amended, repealed, altered or adopted by the majority of the board of directors or upon the affirmative vote of the holders of three-fourths or more of the combined voting power of the outstanding shares of the Company entitled to vote generally in the election of directors.
          Class Voting
          Texas
          Under Texas law, class voting is required in connection with certain amendments of a corporation’s certificate of formation. Further, class voting is required for approval of a plan of merger if (i) the plan of merger contains a provision that would require approval by that class of shares if the provision was contained in a proposed amendment to the corporation’s certificate of formation; or (ii) that class is entitled under the certificate of formation to vote as a class on the plan of merger. Class voting is also required for approval of a sale of all or substantially all of the assets of a corporation if that class is entitled under the certificate of formation to vote as a class on the sale of the corporation’s assets.
          Delaware
          In contrast, under Delaware law, class voting is not required in connection with such matters, except in the case of an amendment of a corporation’s certificate of incorporation which adversely affects a class of shares. In particular, a class vote of a class is required if the amendment would: (i) increase or decrease the aggregate number of authorized shares of such class, (ii) increase or decrease the par value of the shares of such class, or (iii) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely.
          Removal of Directors
          Texas
          Under Texas law, except as otherwise provided by the certificate of formation or bylaws of a corporation, the shareholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors. If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which he is a part. If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.

          The Texas Bylaws currently provide that, by a majority vote or more of the total number of directors then comprising the entire board, the board of directors may terminate the term of office of any director for specific causes as are described in the bylaws. In addition, the board of directors may, by the vote or by the written consent of 66% or more of the entire board, terminate the term of office of any director who was within the previous 90 day period an employee of the Company but who is no longer an employee of the Company. The Company’s Texas Bylaws do not provide for cumulative voting or staggered terms for Directors.
          Delaware
          Under Delaware law, a majority of stockholders then entitled to vote at an election of directors may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), in which case a director may only be removed for cause, unless the corporation’s certificate of incorporation provides otherwise; and (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part. The proposed Delaware Bylaws do not provide for cumulative voting or staggered terms for Directors.
          Inspection of Books and Records
          Texas
          Under Texas law, a stockholder may, for a proper purpose, inspect the books and records of a corporation if such stockholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.
          Delaware
          Under Delaware law, any stockholder may inspect the corporation’s books and records for a proper purpose.
          Distributions and Dividends
          Texas
          Under Texas law, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may not make a distribution if such distribution violates its certificate of formation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.

          Delaware
          Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.
          The Delaware Certificate provides that subject to the preferences and rights, if any, applicable to shares of preferred stock, the holders of shares of common stock would be entitled to receive any dividends and other distributions in cash, property, stock or otherwise that may be declared by the board of directors.
          Stock Redemption and Repurchase
          Texas
          As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.
          Delaware
          Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.
          Indemnification of Directors and Officers
          Texas and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the effective date of the reincorporation. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:
          Scope
          Texas
          Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the enterprise, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.
          The Texas Articles and the Texas Bylaws provide for indemnification of directors.
          Delaware
          Delaware law permits a corporation to indemnify directors, officers, employees, or agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil, administrative or investigative proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for expenses actually and reasonably incurred in connection with such suit (a) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (b) if such person is found liable to the corporation, only if ordered by a court of law. Section 145 of the DGCL provides that such section is not exclusive of any other indemnification rights, which may be granted by a corporation to its directors, officers, employees or agents.
          The Delaware Certificate and Delaware Bylaws provide for indemnification of directors.
          Advancement of Expenses
          Texas
          Under Texas law, reasonable expenses incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding may be paid or reimbursed by the corporation prior to the final disposition of the proceeding after the corporation receives: (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met that standard or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.
          Delaware
          Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking; such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

          Procedure for Indemnification
          Texas
          Texas law provides that a determination that indemnification is appropriate must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii); (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.
          Delaware
          Delaware law provides that a determination that indemnification of a director or officer is appropriate must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.
          Mandatory Indemnification
          Texas
          Under Texas law, indemnification by the corporation for reasonable expenses actually incurred is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.
          Delaware
          Delaware law requires indemnification for expenses actually and reasonably incurred with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.
          Insurance
          Texas
          Texas law allows a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement.

          Delaware
          Delaware law is substantially the same as Texas law for this issue.
          Persons Covered
          Texas
          Texas law expressly and separately addresses the indemnification of officers, employees and agents. The corporation may indemnify and advance expenses to an officer, employee or agent as provided by the corporation’s governing documents, general or specific action of the board of directors, resolution of the shareholders, contract, or common law. The corporation shall indemnify an officer to the same extent as a director. The procedure for indemnification under Texas law summarized above need not be followed for officers, employees or agents.
          Delaware
          Delaware law provides the same indemnification rights to officers, employees and agents that it provides for directors.
          Standard of Care
          The standard of care required under Texas and Delaware law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person’s own affairs.
          Continuity of Indemnification
          Texas
          Texas law does not contain a provision that expressly provides indemnification after a directorship has terminated for acts or omissions which took place prior to such termination.
          Delaware
          Delaware law does contain a provision which expressly provides that the statutory indemnification provisions: (i) apply to a director, officer, employee or agent after the termination of such role with respect to acts performed while performing such role, and (ii) inure to the benefit of the heirs, executors and administrators of such person.
          Stockholder Reports
          Texas
          Texas law requires a written report to the shareholders upon indemnification or advancement of expense.

          Delaware
          Delaware law does not have a similar reporting requirement.
          Specific Instances of Director Liability
          Texas
          Texas law holds the directors of a corporation specifically liable for corporate distributions that are not permitted by statute, unless the directors acted in good faith and with ordinary care in determining that adequate provision existed to permissibly make a distribution.
          Delaware
          Delaware law holds the directors of a corporation specifically liable for unlawful payments of dividends or unlawful stock purchases or redemptions if the directors acted willfully or negligently.
          Limited Liability of Directors
          Texas
          Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director’s duties. Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law;; (iii) a transaction from which the director obtains an improper benefit; or (iv) a violation of applicable statutes which expressly provide for the liability of a director.
          Delaware
          Delaware law similarly permits the adoption of a provision in the certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director’s breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an illegal dividend or approving an illegal stock purchase or redemption.
          The Delaware Certificate eliminates the monetary liability of a director to the fullest extent permitted by applicable law.
          Possible Disadvantages of Reincorporation and Additional Changes to Our Bylaws
          There are a number of substantive differences between the DGCL and the TBOC and some of those differences may, under certain circumstances, limit rights of shareholders with respect to the management of the Company’s affairs. For example, unlike the TBOC, the DGCL does not require a corporation to permit shareholders to call a special meeting of shareholders. Accordingly, the Delaware Certificate does not provide shareholders a right to call a special meeting.
          See “STATE CORPORATION LAW CONSEQUENCES” above for a more detailed summary of the differences between Texas and Delaware law.
          The above summary of the differences in Texas and Delaware law is qualified in its entirety by reference to New Zix’s proposed Delaware Certificate and Delaware Bylaws, which are attached as Appendix B and Appendix C, respectively.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE FOR PROPOSAL 5.

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION
Directors
          The following table indicates the names of our director nominees and their ages and positions:

Name	Age	Position
Robert C. Hausmann(1)(3)	47	Independent Director

James S. Marston(2)(3)	77	Independent Director

Maribess L. Miller(3)	58	Independent Director

Antonio R. Sanchez III(1)(2)	37	Independent Director

Richard D. Spurr	57	Chairman of the Board

(1)	Member of the Nominating and Corporate Governance Committee

(2)	Member of the Compensation Committee

(3)	Member of the Audit Committee
          Robert C. Hausmann was elected to our Board of Directors in November 2005. He is the Chief Financial Officer of privately-held TetraSun, Inc. (solar cell development). Mr. Hausmann served as Vice President and Chief Financial Officer of Securify, Inc. (computer security monitoring) from September 2002 through June 2005. From September 1999 through September 2002, Mr. Hausmann served as Vice President and Chief Financial Officer of Resonate, Inc. (network traffic management) and helped manage that company’s initial public offering. Previously, he served as Operations Partner and Chief Financial Officer of Mohr, Davidow Ventures, a Silicon Valley-based venture capital partnership. He is a Director of Business Services Group LLC, CAY Holding, Sam Cloud Barn L.P., and Simply Ice, LLC. Mr. Hausmann holds a Master of Business Administration degree from Santa Clara University and a Bachelors of Arts degree in Finance and Accounting from Bethel College.
          Our Board of Directors selected Mr. Hausmann to serve as a director because of his experience as Chief Financial Officer of three companies with larger average annual revenues than the Company, and as Chief Financial Officer of one of Silicon Valley’s premiere venture capital firms, which contributes to the Board’s oversight of the Company’s financial and accounting matters, including public company reporting and disclosure. His consulting work at public and private companies, principally in the information technology industry, brings to the Board valuable experience and perspective on a variety of matters facing the Company, including financial markets, operations, corporate governance, compliance and systems and process re-engineering.
          James S. Marston was elected to our Board in September 1991. From September 1987 through February 1998, Mr. Marston served as a Senior, or Executive, Vice President and the Chief Information Officer of APL Limited (intermodal shipping). Between 1986 and 1987, Mr. Marston served as President of AMR Technical Training Division, AMR Corporation (transportation). From 1982 until 1986, he was Vice President of Data Processing and Communications for American Airlines, Inc., where he was responsible for the Sabre reservations system and related technologies. He holds a Bachelor of Arts degree in Political Science from the

University of Maryland, and a Master of Arts degree in Public Administration from the University of Oklahoma.
          Our Board of Directors selected Mr. Marston to serve as a director because his 18 years of service on our Board contributes unique knowledge, history and perspective about the Company and its business, employees and customers. His tenure provides the Board with a deeper understanding of the issues, risks and opportunities before the Company. Mr. Marston’s years operating the Sabre computer reservation system, then owned by American Airlines, Inc., contributes to the Board a wealth of experience and depth of understanding about issues facing large and complex information technology services businesses.
          Maribess L. Miller was elected to our Board in April 2010. Ms. Miller was a member of the public accounting firm PricewaterhouseCoopers LLP from 1975 until 2009, including serving as the North Texas Market Managing Partner from 2001 until 2009; as Southwest Region Consumer, Industrial Products and Services Leader from 1998 until 2001; and as Managing Partner of that firm’s U.S. Healthcare Audit Practice from 1995 to 1998. She was appointed in 2009 by Governor Rick Perry to the Texas State Board of Public Accountancy and serves on the behavioral enforcement and rules committees. She is past Board Chair for the Texas Health Institute, where she remains a member of the board. Ms. Miller also serves on the Board of the AT&T Center for Performing Arts, the TCU Neeley School of Business, and the Dallas Symphony Association. She graduated cum laude with a Bachelors degree in Accounting from Texas Christian University. Ms. Miller is a Certified Public Accountant.
          Our Board of Directors selected Ms. Miller to serve as a director because of her extensive experience in auditing and consulting with companies in various fields, including healthcare and technology companies, which allows her to contribute valuable perspective and insights about the Company’s operations. In addition, Ms. Miller has special expertise in public company accounting and financial reporting. She brings to our Board and its Audit Committee invaluable technical understanding of public company accounting and internal controls over financial reporting. Ms. Miller was appointed Chair of the Audit Committee because her experience qualifies her for designation as an “audit committee financial expert” under SEC rules and aids in that committee’s oversight.
          Antonio R. Sanchez III was elected to our Board in May 2003. He has served since March 2006 as President of Sanchez Oil & Gas Corporation (energy) where he guides day-to-day operations, and previously served as that company’s Executive Vice President beginning in October 2001. From 1999 through 2001, he held a variety of positions at Zix Corporation, including sales and marketing, product development and investor relations. From 1997 through 1999, he was an analyst in the mergers and acquisitions group of JP Morgan (investment banking). He received a Bachelor of Science degree in Business Administration from Georgetown University with a concentration on Accounting and Finance and a minor in Economics. He also holds a Master of Business Administration degree from Harvard University.
          Our Board of Directors selected Mr. Sanchez to serve as a director because his experience in senior executive roles at a company with revenues significantly larger than those of the Company, and in an industry that is distinct from the Company’s industry, brings to our Board a unique “outsider’s” perspective. Mr. Sanchez’s early career experience as an employee of the Company provides him with valuable historical knowledge and perspective about our business.

          Richard D. Spurr was elected to our Board in May 2005 and elected Chairman of the Board in February 2006. He joined our Company in January 2004 as President and Chief Operating Officer and has served as Chief Executive Officer since March 2005. From March 2003 to November 2003, he served as Senior Vice President, Worldwide Sales, Marketing and Business Development for Securify, Inc. (information security). From 1997 to 2001 he served in several senior executive positions at Entrust, Inc. (information technology security) including VP of Sales, Marketing, Business Development and Professional Services, helping to take this technology company from an early stage to and beyond the initial public offering. From 1991 to 1996, he was Vice President, Worldwide Sales at SEER Technologies, Inc. (information technology) and from 1974 to 1990, he worked for IBM Corporation (information technology) where, as Regional Manager, he was responsible for over 1,000 employees, and as Group Director in Tokyo, where he managed a $1.2 billion Asia Pacific business. Mr. Spurr earned a Bachelor of Arts degree from the University of Notre Dame, graduating in 1974.
          Our Board of Directors selected Mr. Spurr to serve as a director because as the Company’s Chief Executive Officer his direct, day-to-day knowledge of and interaction with all aspects of our business, including shareholders, employees and customers is unique among the directors and provides our Board with important insights into our Company’s business. In addition, he brings over 30 years of experience in building and managing sales, marketing, business development and service operations in global information technology businesses, which is unique among the members of our Board.

Executive Officers
          The following table indicates the names of our Executive Officers and their ages and positions. Officers serve at the discretion of our Board of Directors.

Name	Age	Position
Richard D. Spurr	57	Chief Executive Officer, President, Chief Operating Officer

James F. Brashear	53	Vice President, General Counsel and Corporate Secretary

Russell J. Morgan	51	Vice President, Client Services

David J. Robertson	52	Vice President, Engineering
          Richard D. Spurr was elected to our Board in May 2005 and elected Chairman of the Board in February 2006. He joined our Company in January 2004 as President and Chief Operating Officer and has served as Chief Executive Officer since March 2005. From March 2003 to November 2003, he served as Senior Vice President, Worldwide Sales, Marketing and Business Development for Securify, Inc. (information security). From 1997 to 2001 he served in several senior executive positions at Entrust, Inc. (information technology security) including VP of Sales, Marketing, Business Development and Professional Services, helping to take this technology company from an early stage to and beyond the initial public offering. From 1991 to 1996, he was Vice President, Worldwide Sales at SEER Technologies, Inc. (information technology) and from 1974 to 1990, he worked for IBM Corporation (information technology) where, as Regional Manager, he was responsible for over 1,000 employees, and as Group Director in Tokyo, where he managed a $1.2 billion Asia Pacific business. Mr. Spurr earned a Bachelor of Arts degree from the University of Notre Dame, graduating in 1974.
          James F. Brashear has served as Vice President, General Counsel and Corporate Secretary since February 2010. From September 2007 until joining our Company, Mr. Brashear was a partner at the law firm Haynes and Boone, LLP. From July 1996 until August 2007, he served in various executive capacities at Sabre Holdings Corporation (travel commerce) including Senior Vice President, Deputy General Counsel, Corporate Secretary and Chief Governance Officer. He was previously an attorney at AMR Corporation’s subsidiary American Airlines, Inc. (air transportation), and at the law firms Skadden, Arps, Slate, Meagher & Flom and O’Melveny & Myers. Mr. Brashear received a Juris Doctorate degree, magna cum laude, from the University of San Diego School of Law and a Bachelor of Arts degree from the University of California at San Diego. He is a member of the California Bar Association and the State Bar of Texas. He has served since 2004 as a national director of The Society of Corporate Secretaries and Governance Professionals.
          Russell J. Morgan has served as our Vice President, Client Services since September 2002. From February 1997 until August 2002, he worked at Entrust, Inc. (information technology security) where he held a variety of senior management positions, including director, professional services and senior director, Entrust.net. At Entrust, he founded and built the professional services organization and built and operated a WebTrust certified secure data center for issuing digital certificates to business customers. Previously, he held several management positions at Lockheed Martin (aerospace), where he specialized in secure messaging and military command and control systems. Mr. Morgan is a professional engineer with over 20 years experience in delivering customer-focused technology solutions. Mr. Morgan holds a Bachelor of Engineering degree from Concordia University, Montreal, Quebec, Canada.

          David J. Robertson has served as our Vice President, Engineering since March 2002. Mr. Robertson has over 30 years of experience in the internet and telecommunications industries, with specific expertise in hosted network architecture, electronic security, communication protocols, software systems and wireless infrastructure. From 1981 through 2000, he was employed by Nortel Networks (telecommunications), where he held technology Vice President positions in the Wireless, Carrier and Enterprise Divisions. From 2001 to 2002, he participated in creating technology startup companies with STARTech Early Ventures (venture capital). He has been a participant in several industry standards-setting groups and serves with the City of Richardson Chamber of Commerce. He holds a Bachelor of Science degree in Electrical Engineering from the University of Waterloo, Canada, and a Master’s degree in Engineering from Carleton University, Canada.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN
BENEFICIAL OWNERS
          The following table sets forth as of March 31, 2011 (unless otherwise indicated) the shares of our common stock that were beneficially owned by each director, by each executive officer, by all of our directors and executive officers as a group, and by all persons known by us to beneficially own more than 5% of our outstanding common stock. We do not have any equity or security ownership requirements or guidelines for our directors or executive officers.

	Amount and Nature of
	Beneficial Ownership(1)
	Number of Common	Percentage of
	Stock Shares	Total Common Stock
Beneficial Owner(2)	Beneficially Owned	Shares Outstanding(3)
Robert C. Hausmann(4)	147,664	*
James S. Marston(5)	374,005	*
Maribess L. Miller(6)	26,498	*
Antonio R. Sanchez III(7)	679,836	1.0%
Richard D. Spurr(8)	2,470,547	3.6%
James F. Brashear(9)	51,666	*
Susan K. Conner(10)	60,000	*
Russell J. Morgan(11)	358,071	*
David J. Robertson(12)	622,290	*
Rockall Emerging Markets Master Fund Ltd.(13)	5,638,101	8.5%

TOTAL	10,428,678	15.7%
All directors and executive officers as a group (9 persons)	4,790,577	6.8%

*	Denotes ownership of less than 1%.

(1)	Reported in accordance with the beneficial ownership rules of the SEC. Unless otherwise noted, each shareholder listed in the table has both sole voting and sole investment power over the common stock shown as beneficially owned, subject to community property laws where applicable.

(2)	Unless otherwise noted, the address for each beneficial owner is c/o Zix Corporation, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960.

(3)	Percentages are based on the total number of shares of our common stock outstanding at March 31, 2011, which was 66,236,238 shares. Shares of our common stock that were not outstanding but could be acquired upon exercise of an option or other convertible security within 60 days of March 31, 2010 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by a particular person. However, those shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

(4)	Includes shares that Mr. Hausmann has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(5)	Includes shares that Mr. Marston has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(6)	Includes shares that Ms. Miller has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010

(7)	Includes purchased shares and shares that Mr. Sanchez has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(8)	Includes purchased shares and 2,390,000 shares that Mr. Spurr has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(9)	Includes purchased shares and 41,666 shares that Mr. Brashear has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(10)	Includes purchased shares and 35,000 shares that Ms. Conner has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(11)	Includes purchased shares and 355,571 shares that Mr. Morgan has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(12)	Includes purchased shares and 597,396 shares that Mr. Robertson has the right to acquire under outstanding stock options that are currently exercisable or that become exercisable within 60 days of March 31, 2010.

(13)	As reported in Amendment No. 2 to Schedule 13G filed on February 14, 2011 by Rockall Emerging Markets Master Fund Limited, 570 Lexington Ave, New York, New York 10022 (“Rockall”) and certain affiliated entities. According to the Schedule 13G, Rockall has sole voting and dispositive power to 2,468,307 shares, and Meldrum Asset Management, LLC (“Meldrum”), as investment manager of Rockall, has sole voting and dispositive power to the same 2,468,307 shares. Con Egan, Conor O’Driscoll and Fulvio Dobrich are the principals of Meldrum. Mr. Egan, both as principal of Meldrum and in his individual capacity, beneficially owns 3,611,307 shares, of which he has sole voting and dispositive power to 1,143,000 and shared voting and dispositive power to 2,468,307. Mr. O’Driscoll, both as principal of Meldrum and in his individual capacity, beneficially owns 3,166,164 shares, of which he has sole voting and dispositive power to 697,857 shares and shared voting and dispositive power to 2,468,307 shares. Mr. Dobrich, both as principal of Meldrum and in his individual capacity, beneficially owns 3,797,244, of which he has sole voting and dispositive power to 1,328,937 shares and shared voting dispositive power to 2,468,307 shares.
Section 16(a) Beneficial Ownership Reporting Compliance
          Section 16(a) of the Exchange Act requires our directors and executive officers, and certain persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other securities. Directors, executive officers, and greater than ten percent shareholders are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of those reports furnished to us and written representations that no other reports were required during 2009, our directors and executive officers complied with all Section 16(a) filing requirements.
Corporate Governance
Board of Directors
          Our business is managed under the direction of our Board of Directors. Our Board currently consists of five members. The names of our Board members, their professional experience and attributes are described above under the caption “OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION — Directors.”
Corporate Governance
          Our Board has adopted the “Zix Corporation Board of Directors Procedures and Corporate Governance Overview,” which is intended to provide a framework for the governance of our Company. This document is available on our website at www.zixcorp.com/company/corporate-governance.
          We are in compliance with corporate governance requirements, including those of the Sarbanes-Oxley Act of 2002 and the NASDAQ Marketplace Rules. We will continue to monitor our policies and procedures to ensure compliance with developing standards in the corporate governance area. Our Board has also designated our Corporate Secretary as the Company’s Chief Governance Officer and looks to this officer to keep the Board informed of corporate governance matters.
Director Independence
          Our Board has determined that all of our Board members, other than our Chairman Richard D. Spurr, are “independent” as defined in the listing requirements of The NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests, that the subject director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the NASDAQ Marketplace Rules, our Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In determining whether Mr. Sanchez qualified as “independent,” our Board considered the facts that quite some time ago Mr. Sanchez served as an employee of the Company.
Board Leadership Structure
          The Board believes that the independent oversight of management is an important function of an effective Board of Directors. The independent members of our Board have determined that the most effective Board leadership structure for our Company at the present time is for the Chief Executive Officer to also serve as Chairman of the Board. The independent Board members believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing our strategy, and because the performance of the Company is an integral part of Board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the Board. Richard D. Spurr currently serves as both our Chairman of the Board and Chief Executive Officer. The Board has not designated a lead independent director because the independent directors already take a significant and sufficient leadership role in the functions of the Board. The Board retains the authority to modify this structure.
Risk Oversight by the Board
          Our management is responsible for assessing and managing the various risks our Company faces. Our Board is responsible for overseeing management in this effort. In exercising its oversight responsibilities, our Board has allocated some areas of focus to its standing committees. Specifically, our Audit Committee has oversight responsibility for financial and compliance risks, such as accounting, finance, internal controls, tax and other compliance matters, in addition to overseeing compliance with our Code of Conduct and Code of Ethics. Our Nominating and Corporate Governance Committee oversees succession management and compliance with our corporate governance principles. Our Compensation Committee is responsible for overseeing and monitoring our executive compensation programs and monitoring and assessing the interplay between those programs and risks in our business.

          Throughout the year, our Chief Executive Officer, Controller and General Counsel and other officers review and discuss various risks with the Board and its committees. Our Board has also designated our General Counsel as the Company’s Chief Compliance Officer and looks to this officer to keep the Board apprised of material developments with respect to the compliance-related risks that the Company faces, as well as the Company’s efforts to manage those risks.
Attendance at Board Meetings and Annual Meeting
          Our Board meets during the year to monitor our performance, review significant developments and act on matters requiring Board approval. Our Board met on nine occasions during 2010. Each of the current directors attended at least 75% of the aggregate of all meetings of our Board held in 2010 and all meetings of Board committees held during periods on which that director served on those committees during 2010. Directors are encouraged to attend our Annual Meeting of Shareholders. Three of our directors attended our 2010 Annual Meeting of Shareholders.
Committees of the Board of Directors
          Our Board has three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. These committees devote attention to specific subjects and to assist our Board in discharging its business and risk oversight and governance responsibilities. Each committee’s charter is available on our website at www.zixcorp.com/company/corporate-governance.
Nominating and Corporate Governance Committee
          Our Nominating and Corporate Governance Committee is comprised of Robert C. Hausmann (chair) and Antonio R. Sanchez III. Our Board has determined that each member of the Nominating and Corporate Governance Committee qualifies as “independent” in accordance with the NASDAQ Marketplace Rules. Under its charter, the committee’s principal responsibilities include: (i) identifying individuals qualified to become new members of our Board and recommending candidates for reelection as directors; (ii) developing a set of corporate governance principles applicable to our Company; and (iii) taking a leadership role in shaping the corporate governance of our Company. The Nominating and Corporate Governance Committee presents qualified director candidate(s) to our Board. There is no third party that we currently pay to assist in identifying or evaluating potential director nominees. The Nominating and Corporate Governance Committee met on five occasions during 2010.
          Shareholder Nomination of Director Candidates
          The Nominating and Corporate Governance Committee has a policy with respect to the consideration of director candidates recommended by shareholders. The policy provides that any shareholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to our Board, subject to the following requirements. The Nominating and Corporate Governance Committee will consider director nominees recommended by our shareholders who comply with this process.
          A shareholder desiring to nominate a person for election to our Board must send a written notice to our principal executive offices at Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960. The written notice must include the following information: (i) the name of the candidate; (ii) the address, phone and fax number of the candidate; (iii) a statement signed by the candidate that certifies that the candidate wishes to be considered for nomination to our Board and that explains why the candidate believes that he or she meets the Director Qualification Criteria (discussed below) and would otherwise be a valuable addition to our Board; (iv) the number of shares of our stock that are beneficially owned by that candidate; and (v) all information required to be disclosed in solicitations of proxies for election of directors and as otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934. The final selection of director nominees is within the sole discretion of our Board.
          If our shareholders approve the Reincorporation, our proposed Delaware Bylaws require that any shareholder nominations must be received by the Corporate Secretary at the principal executive offices of the Company not less than 45 or more than 75 days before the one-year anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting. As a result, proposals submitted pursuant to these provisions of our Delaware Bylaws must be received no earlier than February 14, 2012, and no later than the close of business on March 15, 2012, and must otherwise comply with the requirements of our Delaware Bylaws. If our shareholders do not approve the Reincorporation, any shareholder nominations must be received by the Corporate Secretary at the principal executive offices of the Company no later than the close of business on March 15, 2012.
          All nominations should be sent to our principal executive offices at Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960.
          Diversity of Directors
          The Board of Directors and the Nominating and Corporate Governance Committee believe that the Board should include directors with diversity of education, experience, skills, qualities, backgrounds and other attributes. The Board does not follow any ratio or formula to determine the appropriate mix of directors, but instead uses its judgment to identify nominees whose education, experience, skills, qualities, backgrounds and other attributes, taken as a whole, will contribute to the diversity of the Board.
          Director Qualification Criteria
          The criteria considered by the Nominating and Corporate Governance Committee and the Board of Directors in evaluating director candidates include characteristics such as the following:
•	The highest personal and professional ethics, integrity and values;

•	Broad-based skills and experience at an executive, policy-making level in business, academia, government, or technology areas relevant to our activities;

•	A willingness to devote sufficient time to become knowledgeable about our business and to carry out his or her duties and responsibilities effectively;

•	A commitment to serve on our Board for two years or more at the time of his or her initial election; and

•	Be between the ages of 30 and 70 at the time of his or her initial election as a director.

          Candidates who will serve on our Audit Committee must have the following additional characteristics:
•	All candidates must meet additional independence requirements in accordance with applicable rules and regulations;
•	All candidates must have the ability to read and understand fundamental financial statements, including a company’s balance sheet, statement of operations and statement of cash flows; and
•	At least one member of the Audit Committee must meet the requirements of an “audit committee financial expert” under SEC rules and regulations.
          Other factors considered in candidates may include, but are not limited to, the following:
•	Experience in the technology areas relevant to our activities;
•	Experience as a director or executive officer of a large public company;
•	Experience as an independent registered public accountant;
•	Significant academic experience in a field of importance to our Company;
•	Recent experience in an operating role at a large company; and
•	Other relevant information.
          The Nominating and Corporate Governance Committee will evaluate a nominated candidate and, after consideration taking account of the Director Qualification Criteria described above, will determine whether or not to proceed with the candidate. These procedures have not been materially modified since our disclosure of these procedures in our proxy statement in connection with our 2010 Annual Meeting of Shareholders. These procedures do not create a contract between our Company, on the one hand, and a Company shareholder(s) or a candidate recommended by a shareholder(s), on the other hand. We reserve the right to change these procedures at any time, consistent with the requirements of applicable law, rules and regulations, and the discretion of our Board. There are no material differences in the procedures for evaluating new director nominees based on whether they are recommended by a security holder in or by our Board.
Audit Committee
          Our Audit Committee is comprised of Robert C. Hausmann, James S. Marston and Maribess L. Miller (chair). Our Board determined that all three members of the Audit Committee satisfy the independence and other requirements for audit committee membership required by the NASDAQ Marketplace Rules and the SEC, and that each has sufficient knowledge in reading and understanding our financial statements to serve on the Audit Committee. Our Board determined that Ms. Miller qualifies as an “audit committee financial expert” under SEC rules. Our Board determined that other directors also qualify as an “audit committee financial expert” under SEC rules.
          Our Audit Committee oversees our financial reporting process, related controls and audit functions on behalf of our Board, pursuant to a written charter adopted by our Board that is available on our website at www.zixcorp.com/company/corporate-governance/. The Audit Committee met on eight occasions during 2010.

Compensation Committee
          Our Compensation Committee is comprised of James S. Marston (chair) and Antonio R. Sanchez III. Our Board has determined that each member of the Compensation Committee qualifies as “independent” in accordance with the NASDAQ Marketplace Rules. Our Board determines the compensation payable to our executives and directors and has established the Compensation Committee to assist it in compensation decisions. The Compensation Committee met on four occasions during 2010.
          The Compensation Committee operates under a written charter that is available on our website at www.zixcorp.com/company/corporate-governance. Under its charter, the Compensation Committee’s primary responsibilities are to: (i) establish our Company’s overall management compensation philosophy and policy; (ii) make recommendations to our Board with respect to corporate goals and objectives with respect to compensation for our executive officers, including our Chief Executive Officer; (iii) make recommendations to our Board with respect to our executive officers’ annual compensation including salary, bonus, incentive and equity compensation; and (iv) administer our incentive compensation programs and equity-based compensation plans.
          In 2010, the independent directors on our Board of Directors, based on the recommendation of the Compensation Committee, made all significant final compensation decisions regarding our named executive officers including those pertaining to the base salary, variable compensation and stock option grants. During 2009, the Company, with the approval of our Compensation Committee, retained the services of PricewaterhouseCoopers (“Compensation Consultant”) to provide executive compensation consulting services to the Company. Although the Consultant was retained by our management, the Compensation Consultant served in an advisory role to our Compensation Committee, Board and management. The Compensation Consultant (i) conducted an overall review of the Company’s compensation strategy and incentive compensation plans, (ii) conducted a review of total compensation for the Company’s senior executive officers, (iii) conducted a review of the Company’s compensation of directors and (iv) updated our senior management, and Compensation Committee on current trends in executive compensation. The Compensation Consultant reported its findings to our management and Compensation Committee in early 2010, and the written report was provided to the Board. The Compensation Consultant compared aspects of our compensation programs against information in certain proprietary compensation surveys and against two peer companies (Netsuite and Vocus) that were selected by the Compensation Consultant from a Company-suggested list of six “software as a service” peer companies. The two peer companies are SaaS software firms and were the most similar publicly traded companies that we found. We have no access to compensation information for our major competitors as they are either private firms or subsidiaries of large corporations. The Compensation Committee and the Board used this information in order to check our compensation programs against market trends and did not benchmark compensation to any particular level of pay from the surveys or the peer group. The Compensation Consultant provided no other services to the Company during 2010.
          Policies, Procedures, and Practices
          Our processes and procedures for the consideration and determination of executive compensation are as follows:
•	Our Compensation Committee requests recommendations from the CEO with respect to the elements of compensation to be considered by the Compensation Committee and recommended by it to the independent directors on our Board for the members of management that are direct reports to the CEO;
•	Our Compensation Committee consults with and meets with the CEO as required to discuss his recommendations, meets in executive session, or discusses among themselves, as appropriate, in order to formulate a recommendation to the independent directors on our Board;
•	Our Compensation Committee then makes a recommendation to the independent directors on our Board;
•	The independent directors on our Board consult with and meet with the CEO and the members of the Compensation Committee as required to discuss the latter’s recommendation, meet in executive session, or discuss among themselves, as appropriate, to reach a decision; and
•	The indepedent directors’ decision is communicated to the CEO.
•	As required by NAADAQ listing standards, the CEO does not participate in discussions regarding his own compensation.
          For the consideration and determination of director compensation, our Board typically refers the matter to the Compensation Committee in order for it to review the matter and make a recommendation to the entire Board.
          Compensation Committee Interlocks and Insider Participation
          During 2010, the Compensation Committee comprised three independent directors: David P. Cook, James S. Marston and Antonio R. Sanchez III. Throughout 2010, none of the members of the Compensation Committee is or was an officer or employee of our Company or any of our subsidiaries and none had any relationship requiring disclosure under Item 404 of the SEC’s Regulation S-K. We have no executive officers who serve as a member of a Board of Directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Shareholder Communication with our Board
          Shareholders interested in communicating with our Board of Directors may do so by writing to our executive offices at Zix Corporation, Attention: Corporate Secretary, 2711 North Haskell Avenue, Suite 2200, LB 36, Dallas, Texas 75204-2960. Our Corporate Secretary will review all shareholder communications. Those that appear to contain subject matter reasonably related to matters within the purview of our Board will be forwarded to the entire Board or the individual Board member to whom the communication is addressed.
Code of Ethics
          We have a Code of Conduct and Code of Ethics, which applies to all of our employees, officers and directors, including our Chief Executive Officer and senior financial officials. The Code of Conduct and Code of Ethics is available on our website at www.zixcorp.com/company/corporate-governance. The Code of Conduct and Code of Ethics is a reaffirmation that we expect all directors and employees to uphold our standards of ethical behavior and compliance with the law and to avoid conflicts of interest between the Company and their personal and professional affairs. The Code of Conduct and Code of Ethics establishes procedures for the confidential reporting of suspected violations of the Code of Conduct and Code of Ethics. The code also sets forth procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, auditing or compliance matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting, auditing or compliance matters. Our Code of Conduct and Code of Ethics also prohibits actual or apparent conflicts of interest between the interest of any of our directors or officers and our Company or its shareholders. Any waiver of our Code of Conduct and Code of Ethics is to be approved on behalf of our Company by the Board of Directors, or a committee of the Board of Directors, as applicable, and in compliance with applicable law. Any waiver of our Code of Conduct and Code of Ethics will be publicly disclosed as required by applicable law, rules, and regulations, including by posting the waiver on our website at www.zixcorp.com/company/corporate-governance.
Independent Registered Public Accountants
General
          Whitley Penn LLP has been appointed by the Audit Committee as our independent registered public accounting firm for fiscal year 2011. Also, Whitley Penn LLP was selected by the Audit Committee as our independent registered public accounting firm for 2006, 2007, 2008, 2009 and 2010. Whitley Penn’s service as that in each of those years was ratified by our shareholders.
          Representatives of Whitley Penn LLP are expected to be present at the 2011 annual meeting; they will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.
Fees Paid to Independent Public Accountants
          Following is a summary of Whitley Penn’s professional fees billed to us for the years ended December 31, 2009 and December 31, 2010, respectively:

	2009		2010
Audit Fees	338,789	(1)	228,570	(1)
Audit-Related Fees	18,695	(2)	17,540	(2)
Tax Fees	0		0
All Other Fees	0		0

Total Fees	$357,484		$246,110

(1)	Audit fees consist of the annual audits of our consolidated financial statements included in our Annual Report on Form 10-K, the quarterly review of our consolidated financial statements included in our Quarterly Reports on Form 10-Q, as well as accounting advisory services related to financial accounting matters, and other services related to filings made with the SEC.

(2)	Audit-related fees consist of required audits of our employee benefit plan.
Audit Committee Pre-Approval Policies and Procedures
          Our Audit Committee is required to pre-approve the audit and non-audit services to be performed by Whitley Penn LLP in order to assure that the provision of services does not impair the auditor’s independence. Annually, Whitley Penn LLP presents to our Audit Committee the services that are expected to be performed by the independent auditor over the next 12 months.

Our Audit Committee reviews and, as it deems appropriate, pre-approves those services. The services and estimated fees are to be presented to our Audit Committee for consideration in the following categories: Audit, Audit-Related, Tax and All Other (each as defined in Schedule 14A under the Securities Exchange Act of 1934). For each service listed in those categories, our Audit Committee receives detailed documentation indicating the specific services to be provided. The term of any pre-approval is 12 months from the date of pre-approval, unless our Audit Committee specifically provides for a different period. Our Audit Committee reviews, on at least a semi-annual basis, the services provided by Whitley Penn LLP and the fees incurred for those services. Our Audit Committee may also revise the list of pre-approved services and related fees from time-to-time, based on subsequent determinations. All of the services expected to be provided by Whitley Penn LLP in 2011 were pre-approved by our Audit Committee.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
          The Audit Committee oversees, pursuant to its charter adopted by the Board of Directors, the Company’s internal controls over financial reporting. The Audit Committee also has the sole authority and responsibility to select, evaluate, compensate and replace our independent registered public accountants. The Company’s independent registered public accounting firm is responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter those traditional responsibilities.
          Management has the primary responsibility for our financial statements and our reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management for inclusion in our 2010 Annual Report on Form 10-K, the audited consolidated financial statements of the Company, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.
          The Audit Committee has reviewed and discussed with management and the independent accounting firm, as appropriate, the audited financial statements and management’s report on internal control over financial reporting and the independent accounting firm’s related opinions. The Audit Committee has discussed with the independent registered public accounting firm, Whitley Penn LLP, the required communications specified by auditing standards together with guidelines established by the SEC and the Sarbanes-Oxley Act.
          The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board, regarding the independent registered public accounting firm’s communications with the Audit committee concerning independence, and has discussed with Whitley Penn LLP the firm’s independence.
          Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2010 filing with the SEC.

April [__], 2011	Respectfully submitted by the Audit Committee,

Robert C. Hausmann
James S. Marston
Maribess L. Miller, Chair

          This Report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference.

INFORMATION ON THE COMPENSATION OF DIRECTORS
Director Compensation Table
          The following table sets forth the cash and non-cash compensation paid to our continuing non-employee directors in calendar year 2010:
Director Compensation

	Fees Earned
Name	or Paid in Cash(1)	Option Awards(2)		Total
Robert C. Hausmann	$31,250 (3)	$60,468	(4)	$91,718
James S. Marston	$38,500	$57,458	(5)	$95,958
Maribess L. Miller	$19,916	$46,483	(6)	$66,399
Antonio R. Sanchez III	$32,500	$54,112	(7)	$86,612

(1)	See the discussion below for an explanation of the cash compensation paid to our directors.

(2)	The stated amount is the aggregate grant date fair value. These amounts were computed in accordance with the requirements of FASB ASC Topic 718. The assumptions underlying the computation of the fair market value of these options are set forth in Footnote 4, “Stock Options and Stock-based Employee Compensation” to our Audited Financial Statements included in our 2010 Annual Report on Form 10-K.

(3)	Fees earned in cash by Mr. Hausmann are paid to Business Services Group, LLC.

(4)	As of December 31, 2010, Mr. Hausmann held options to acquire 179,500 shares of our common stock, of which 142,998 were vested as of March 31, 2011. The fair market value of his January 2010 (36,000 shares), April 2010 (5,000 shares) and June 2010 (5,000 shares) option grants on the respective grant dates, computed in accordance with the requirements of FASB ASC Topic 718, was $44,075, $8,365 and $8,028 respectively. Note: Mr. Hausmann received a grant in June 2010 when he assumed the Nominating and Corporate Governance Committee chair role. He had received a grant earlier in 2010 for serving as Audit Committee chair.

(5)	As of December 31, 2010, Mr. Marston held options to acquire 404,840 shares of our common stock, of which 368,839 were vested as of March 31, 2011. The fair market value of his January 2010 (36,000 shares) and April 2010 (8,000 shares) option grants on the respective grant dates computed in accordance with the requirements of FASB ASC Topic 718 was $44,075 and $13,383 respectively.

(6)	As of December 31, 2010, Ms. Miller held options to acquire 30,000 shares of common stock, of which 19,832 were vested as of March 31, 2011. The fair market value of her April 2010 (28,000 shares) and July 2010 (2,000 shares) option grants on the respective grant dates computed in accordance with the requirements of FASB ASC Topic 718 was $43,464 and $3,019 respectively. Note: Ms. Miller received an additional grant in July 2010 when she assumed the Audit Committee chair role.

(7)	As of December 31, 2010, Mr. Sanchez held options to acquire 301,838 shares of our common stock, of which 268,003 were vested as of March 31, 2011. The fair market value of his January 2010 (36,000 shares) and April 2010 (6,000) option grants on the respective grant dates computed in accordance with the requirements of FASB ASC Topic 718 was $44,075 and $10,037 respectively.
Summary Explanation of Director Compensation
          Pursuant to the Zix Corporation 2006 Directors’ Stock Option Plan (“2006 Directors Plan”), on the day that a non-employee director is first appointed or elected to the Board, the director is granted nonqualified options to purchase 25,000 shares of our common stock. The options vest quarterly and pro-rata over one year from the date of grant. Also, under the 2006 Directors Plan, on the first business day in January of each year, each non-employee director that has served on the Board for at least six months as of the grant date is granted nonqualified options to purchase a number of shares of our common stock equal to the greater of (i) one-half of one percent of the number of our outstanding common stock shares (measured as of the immediately preceding December 31) or (ii) 200,000 shares of our common stock, in each case divided by the greater of (A) five or (B) the number of non-employee directors that have served on our Board for at least six months as of the date of grant; provided that, the number of shares of our common stock covered by any that January option grant cannot exceed 40,000 shares. The options vest quarterly and pro-rata over three years from the grant date. The exercise price of the 25,000 share option grants and of the January share option grants is 100% of the fair market value of our common stock on the date of grant. The options may not be exercised after the tenth anniversary of the date of grant. Each non-employee director received options to purchase 36,000 stock option shares in January 2010, other than Ms. Miller, who joined the board in April 2010. Each non-employee director waived any grant of stock options in January 2011.
          Also, during 2010 we augmented the cash compensation paid to our non-employee directors by granting them stock options for serving on the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and other eligible active committees of our Board. The chair of the committee is annually granted options to acquire 5,000 shares of our common stock and committee members are annually granted options to acquire 3,000 shares of our common stock for each committee on which they serve. These options vest quarterly and pro-rata over three years from the grant date and the exercise price of the options is the closing price of our common stock on the grant date.
          In addition to the 2010 stock option grants described above, during 2010 we paid our non-employee directors cash fees as follows:
•	Cash payment of $2,000 per meeting per director for attendance in person at Board meetings;
•	Cash payment of $1,000 per meeting per director for participating in telephonic Board meetings;
•	Cash payment of $1,500 per meeting per director for attendance in person at Board committee meetings, and cash payment of $1,000 per meeting per director for participating in telephonic Board committee meetings (maximum of ten meetings per year per committee);
•	Annual cash payment of $5,000 per director for serving as Chair of a Board committee (assuming attendance of at least two-thirds of the meetings); and
•	Annual cash payment of $3,000 per director for serving as a member (i.e., not the Chair) of a Board committee (assuming attendance of at least two-thirds of the meetings).
          For 2011, the Board of Directors implemented the following cash compensation program. Each non-employee director also waived the annual grant of stock options that otherwise would have issued to him or her in January 2011.
•	A $15,000 retainer, payable quarterly for Board service;

•	A $2,000 retainer, payable quarterly for service on each committee of the Board; and

•	An additional $500 retainer, payable quarterly for service as a Chair of a committee of the Board
          We also reimburse our directors for expenses they incur while attending our Board or committee meetings.
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Our Business
          The Company is a leader in providing email encryption services. The ZixCorp® Email Encryption Service enables the use of secure email for sensitive information. It is currently used primarily in the healthcare, financial services, insurance and government sectors. More than 1,200 hospitals and over 1,500 financial institutions use our ZixCorp Email Encryption Service, including some of the most influential companies and government organizations. Wellpoint, Humana, and the Securities and Exchange Commission are among these notable customers. Our ZixCorp Email Encryption Service is enhanced by ZixDirectory®, which includes approximately 25 million members. ZixDirectory allows for encrypted emails to be sent seamlessly whenever possible, across the largest email encryption community in the world.
2010 Financial Performance
          In 2010, we delivered positive GAAP net earnings for the first time in the Company’s history. Full year GAAP Net Income was $5.9 million (net of the adjustment to the Deferred Tax valuation allowance) on revenue of $33.1 million from continuing operations (excluding discontinued ePrescribing operations). We grew revenue by 25.2% year over year while we grew cash by $11.3 million to $24.6 million. We also remained disciplined on costs, delivering $0.09 of GAAP diluted earnings per share (net of the adjustment to the Deferred Tax valuation allowance).
Executive Compensation Overview
          Our compensation philosophy is pay for performance. Reflecting that philosopy, the compensation of our named executive officers was affected in 2010 by our financial results and stock price, both in the amount of cash compensation earned and the value of outstanding long-term equity awards.
          Compensation for our executives includes:
•	Base salary
•	Annual incentive awards that are paid in cash based upon achievement of corporate goals or similarly based discrectionary cash bonuses
•	Equity in the form of performance-based stock options

•	Benefits that include the same group health and welfare benefit programs and tax-qualified retirement plans available to all of our employees

General
          The independent, non-employee directors on our Board, with the assistance of the Compensation Committee, administer the cash and non-cash compensation programs applicable to our executive officers. The Compensation Committee is comprised entirely of independent, non-employee directors.
          Our Board, with advice from the Compensation Committee and after discussion with our Chief Executive Officer, makes all executive compensation decisions. Consistent with NASDAQ requirements, our Chief Executive Officer’s compensation is determined solely by the independent directors, and the Chief Executive Officer does not participate in those discussions. Through the active participation of the independent directors, the Board of Directors has refined recommendations made by either the Chief Executive Officer or the Compensation Committee related to variable compensation and stock compensation. Also, the Board commonly is directly involved in compensation decisions related to the hiring of new executive officers.
          In 2010, the Compensation Committee submitted to the Board of Directors that Committee’s recommendations on compensation of our directors and our executive officers. The independent directors on our Board of Directors made all significant decisions pertaining to the base salary, compensation and stock option grants payable or awarded to our executive officers. During 2010, our executive officers were Richard D. Spurr, James F. Brashear, Susan K. Conner, Russell J. Morgan, and David J. Robertson (collectively, “named executive officers,” or “NEOs”).
Compensation Philosophy and Objectives
          Our Board of Directors believes that an effective executive compensation program is one that, among other things, accomplishes the following goals:
•	Attracts and retains executives with the experience, skills, and knowledge that our Company seeks and requires;
•	Attracts and retains executives committed to achieving our goals;
•	Rewards the achievement and support of specific performance metrics established by our Board; and
•	Rewards increases in shareholder value.
          Our Board and Compensation Committee seek to implement and maintain a compensation plan for our executive officers that is fair, reasonable, and competitive and attracts and retains talented and qualified personnel. The compensation paid in 2010 to our named executive officers, as set forth below in the “Summary Compensation Table,” primarily consisted of salary, bonus and stock options. Executives also received partial match contributions to the Company-sponsored 401(k) plan (which we offer on a non-discriminatory basis to all 401(k) plan participants) and Company-funded life insurance benefits (which we offer on a non-discriminatory basis to all full-time employees). We have no non-qualified deferred compensation arrangements, defined benefit retirement plans or executive perquisites. Our Board believes that stock options supplement the cash base salary and motivate the recipient to work to achieve specific financial and business metrics. Our Board also believes that stock options and separation pay agreements are crucial to recruiting (and retaining) the services of qualified and talented personnel.

Risk Considerations
          In establishing and reviewing our executive compensation structure, our Board and Compensation Committee consider whether the structure encourages unnecessary or excessive risk taking and has concluded that it does not. Base salaries are fixed in amount and thus do not encourage risk taking. As discussed below under the heading “Executive Officer Variable Compensation,” the Company has utilized in the past, and plans to utilize again in the future, a performance-based variable compensation program based on the achievement of certain short-term metrics. Like many companies facing the general economy in the United States, we did not implement a variable compensation plan in 2009 or 2010.
Role of Executive Officers in Compensation Decisions
          Our Board, the Compensation Committee and our management each play a role in our compensation process. The Compensation Committee reviews and makes recommendations to our Board regarding our executive compensation practices, after which our Board (or the independent directors as to compensation of our CEO) makes the final determinations. The matrix below sets forth, in general, our current practices regarding the authority level for determining certain compensation related matters. As shown, our Board delegates to our management the authority to make certain compensation related decisions on behalf of the Board, while our Board retains the authority in other cases.
Approval Authority Matrix for Certain Compensation Related Matters

		Variable	Stock Option
Employee	Salary	Compensation	Grants

Chief Executive Officer	Independent Directors	Independent Directors	Independent Directors
Other NEOs	Board	Board	Board
Other CEO direct reports	CEO(1)	Board/CEO(1) (2)	Board
Rank & file employees	CEO/Mgmt(1)	CEO/Mgmt(1)	CEO(3)

(1)	The salary and variable compensation decisions of the CEO and management are subject to the constraints of our annual budget, as approved by our Board.

(2)	In addition to any variable compensation that is subject to attaining performance metrics established by our Board, our CEO may establish sales objectives or management by objective (“MBO”) objectives for certain individuals who are not executive officers.

(3)	All individual stock option grants in excess of 40,000 shares or any Company-wide stock option grant program and certain other option grants remain subject to the approval of our Board. Our Board typically approves an annual “pool” of stock options that is available for grant by the CEO or our management during our annual stock option review and grant cycle.
          As discussed above under the caption “Corporate Governance — Compensation Committee,” we engaged a Compensation Consultant in 2009 to review our compensation programs and policies. The Compensation Consultant met with certain executive officers, Compensation Committee members and directors. The executive officers shared with the Consultant their views on those matters. The Compensation Consultant reported its findings to our management and the Compensation Committee in early 2010 and provided a copy of its report to the Board.

Executive Officer Base Salaries and Compensation Comparisons
          Our executive officers’ salaries are, in general, established by (a) reference to each executive’s position with our Company and (b) a subjective assessment of the cost to us of hiring executives with comparable experience and skills. We believe this approach offers our executives, including our named executive officers, a reasonable base salary as subjectively determined by our Board following a recommendation by our CEO. Differences in the amount of compensation awarded to each of the executive officers relate primarily to the experience, responsibilities and performance of each executive officer, as well as to a market-based analysis of compensation paid by peer companies for comparable positions.
          None of our executive officers received any increases in base salary compensation since 2005, nor thus far in 2011. Mr. Morgan’s base salary has not changed during those periods, but when stated in United States dollars his Canadian dollar compensation may appear to increase or decrease due to fluctuations in the currency exchange rate.
          As discussed above under the caption “Corporate Governanc — Compensation Committee,” in 2009 the Company engaged the Compensation Consultant to review, among other matters related to compensation, the compensation, including base salaries, of our executive officers. Based in part on that a review, our Board, with the advice of the Compensation Committee, determined in early 2010 that the base salaries and overall compensation level of each our named executive officers was approximately at or below the mean compensation levels of our peer companies.
          Executive Officer Variable Compensation; Bonus
          Historically, the Company’s executive officers, other than executives whose primary function is sales, were eligible to receive variable compensation under a management variable compensation program that was approved by our Board (“Management Plan”). We believe that variable compensation, based on performance and achievement, is an important component of an executive’s overall compensation package and helps to attract and retain executives with the skills, experience, and knowledge we seek. Furthermore, we believe a variable compensation element motivates the recipient to achieve financial and business objectives established by our Board and enables the recipient to share in the success of our business endeavors.
          Our Board implemented a variable compensation program for 2008. In 2008 the metrics included Revenue, Year-end Cash, New First Year Orders and Subscriber Renewal Rate. Due primarily to economic pressures facing the general economy, we did not implement a variable compensation program for 2009. In 2010 the Board studied the underlying assumptions behind various performance metrics but did not set formal goals for variable compensation. At year end, however, the Board did consider those metrics and overachievement of the Company’s financial goals to award a cash bonus as shown in the Summary Compensation Table.
          The table below sets forth for the years indicated the variable compensation amounts potentially payable to our named executive officers under the Management Plan (and similar predecessor plans) and the amounts actually paid.

		Amount	Amount
		Potentially	Actually
Name	Year	Payable	Paid(2)	Percentage

Richard D. Spurr	2010	—	—	—
	2009	—	—	—
	2008	$200,000	$50,000	25.0%
James F. Brashear	2010	—	—	—
	2009	—	—	—
	2008	—	—	—
Susan K. Conner(1)	2010	—	—	—
	2009	—	—	—
	2008	$10,417	$2,604	25.0%
David J. Robertson	2010	—	—	—
	2009	—	—	—
	2008	$75,000	$18,750	25.0%
Russell J. Morgan	2010	—	—	—
	2009	—	—	—
	2008	$75,000	$18,750	25.0%

(1)	Susan K. Conner received $82,819.83 in severance and vacation pay in 2010 that was not part of the variable compensation plan.

(2)	There was no variable compensation program set by the Compensation Committee or Board for 2009 and 2010.
          The target amount of variable compensation potentially payable to our executive officers who are exclusively or primarily sales executives was determined in 2008 by Mr. Spurr. The target amount varies from year-to-year and is based on our specific sales goals (quota) for the year and quarter, as applicable, for the executive in question. The actual variable compensation paid to these executive officers is exclusively based on the achievement of the targeted sales goals.
Stock Options
          General
          The Board of Directors has not in this calendar year granted stock options to the executive officers. We have historically awarded stock options to our executives as a means of retaining and motivating them over the longer-term (and to attract potential executives to accept employment with us). We have historically offered a stock option compensation element for the following reasons:
•	Stock options motivate the option recipient to work to achieve the financial and business metrics that our Board establishes from time-to-time because it enables the option recipient to share in the success of our Company’s business as, if and when that success is reflected in our stock price.
•	Stock options are crucial to recruiting and retaining the services of qualified and talented personnel (i.e., the option recipient).
•	We have no non-qualified deferred compensation arrangements and no defined benefit pension plans. Accordingly, our Board recognizes that stock options are the primary means by which our executives anticipate accumulating funds for retirement.

•	We have not implemented merit based increases of the base salaries of our named executive officers since 2005, and the variable compensation potential for our named executive officers has remained static for several years and was not available at all in 2009 or 2010.
          Stock option awards, to the extent made, are allocated among our executive officers based on the following factors:
•	How important is the individual’s role to our Company?
•	What experience and/or critical skills or critical knowledge does the person have in fulfilling that role, i.e., how easily or readily can the individual be replaced?
•	What is the value of previous option grants in regard to employee retention and motivation for future performance?
•	Achieving parity among our executive officers.
Policies and Practices
          The Board generally assesses the appropriateness of stock option grants to our executives once a year, historically during December. Stock options grants generally occur in the first quarter of each year. The Board of Directors has not in 2011 granted stock options to the executive officers.
          All options granted by the Company in 2010 have an exercise price equal to the market price of our common stock on the day of the grant. The Company intends that any options granted in the future would have an exercise price equal to the market price of our common stock on the day of the grant. Before 2010, we had granted some stock options with exercise prices higher than the market price of our common stock when the options were granted.
Impact of Accounting and Tax Treatments of Compensation
          The tax and accounting treatment of the salary compensation, variable compensation, or stock options paid or awarded to our executives generally is not a factor in determining the magnitude of compensation payable to our executives or the relative mix of these elements in their compensation packages.
          We understand that compensation in excess of $1,000,000 per year realized by any of our five most highly compensated executive officers is not deductible by us for federal income tax purposes unless the compensation arrangement complies with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Spurr holds options to acquire 650,000 shares of our common stock, with an exercise price of $10.80 per share, which were granted in February 2004 in connection with the inception of his employment. These options do not comply with the requirements of Section 162(m), which, among other things, would have required us to obtain shareholder approval of these option grants. Time was of the essence when we were discussing Mr. Spurr’s potential employment. Seeking shareholder approval of the option grants would have, in the Board’s opinion, imposed an unwarranted and harmful delay in completing the employment arrangements and the commencement of Mr. Spurr’s employment duties. These options may, during the year of exercise, result in Mr. Spurr realizing compensation in excess of $1,000,000, depending on the number of options exercised and the price of our common stock at the time. We will not be entitled to deduct the compensation exceeding the

$1,000,000 limit from our federal income taxes. The Company, however, has substantial net operating losses carry forwards (“NOLs”) that we expect would mitigate this disallowance. As a result, the cash tax expense related to this disallowed compensation deduction is expected to be minimal. Other options granted to executives comply with the requirements of 162(m).
Equity Ownership Guidelines
          We do not currently have stock ownership guidelines for our directors or executive officers.
Use of Pre-Approved Trading Plans
          We permit our directors and executive officers to enter into pre-approved trading plans established according to Rule 10b5-1 under the Securities Exchange Act of 1934. Trading plans must be established by written agreement with an independent broker-dealer and include specific instructions for the broker to exercise options or purchase or sell our securities at specified prices or upon certain events, without further instructions from the individual who established the trading plan. These trading plans may enable purchases and dispositions of our securities during periods in which the individual might otherwise not be able to buy or sell our stock because important information about us had not been publicly disclosed. These plans may allow individuals to realize the value of their compensation and to diversify their investments.
Deductibility of Compensation
          Section 162(m) of the Internal Revenue Code limits, under certain circumstances, the deductibility for federal income tax purposes of compensation paid to our named executive officers in excess of $1,000,000 per year. No compensation earned or paid in 2010 exceeded the deduction limits of Section 162(m).
          Compensation paid to our named executive officers in excess of $1,000,000 per year would be deductible by the Company only if it is “performance-based.” The Compensation Committee believes that tax deductibility of compensation is an important consideration in establishing our executives’ compensation, but the Compensation Committee reserves flexibility to approve compensation arrangements that are not fully tax deductible by us.
Compensation Committee Report
          The Compensation Committee has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee has recommended to our Board that the “Compensation Discussion and Analysis” be included in our proxy statement for the 2011 Annual Meeting of Shareholders (and incorporated by reference into our 2010 Annual Report on Form 10-K).

April [__], 2011	Respectfully submitted by the Compensation Committee,

James S. Marston, Chair
Antonio R. Sanchez III

          Summary Compensation Table
          The following narrative, tables and footnotes describe the “total compensation” earned during fiscal years 2010, 2009 and 2008 by our named executive officers. The individual components of the total compensation reflected in the Summary Compensation Table are broken out below:
•	Salary — The table reflects base salary earned during 2010, 2009 and 2008. See “COMPENSATION DISCUSSION AND ANALYSIS — Executive Officer Base Salaries and Compensation Comparisons.”
•	Bonus — The table reflects Board discretionary cash bonuses paid during 2010. See “COMPENSATION DISCUSSION AND ANALYSIS — Executive Officer Variable Compensation; Bonus.
•	Non-Equity Incentive Plan Compensation — The table reflects variable compensation earned during 2008. As noted above, no such compensation was earned during 2009 or 2010. See “COMPENSATION DISCUSSION AND ANALYSIS — Executive Officer Variable Compensation; Bonus.

•	Stock Option Awards — The table reflects the aggregate grant date fair value of stock option grants awarded in 2010, 2009, and 2008 computed in accordance with applicable SEC rules and accounting guidelines.
Summary Compensation Table

					Non-Equity
					Incentive Plan	All Other
Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)	Compensation (4)	Compensation (5)	Total
Richard D. Spurr	2010	$300,000	$200,000	—	—	$8,344	$508,344
Chairman, Chief Executive	2009	$300,000	—	—	—	$5,391	$305,391
Officer and President	2008	$300,000	—	$73,080	$50,000	$2,141	$425,221
James F. Brashear* Vice President, General	2010	$196,875	$50,000	$73,080	—	$3,238	$375,023
Counsel and Secretary
Susan K. Conner**	2010	$150,000	$20,000	$49,399	—	$83,318	$302,717
Chief Financial Officer	2009	$225,000	—	—	—	$36,872	$261,872
	2008	$46,375	—	$148,629	$2,604	$1,276	$198,884
Russell J. Morgan(6)	2010	$213,532	$75,000	$79,846	—	$7,075	$375,453
Vice President, Client	2009	$193,664	—	—	—	$8,314	$201,978
Services	2008	$207,702	—	$11,693	$17,702	$4,367	$241,464
David J. Robertson	2010	$200,000	$75,000	$148,629	—	$7,132	$395,044
Vice President, Engineering	2009	$200,000	—	—	—	$6,476	$206,476
	2008	$200,000	—	$13,703	$18,750	$6,757	$239,210

*	Mr. Brashear was hired in February 2010.

**	Ms. Conner’s employment with the Company ended in August 2010.

(1)	The columns entitled “Stock Awards,” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” have been deleted from the Summary Compensation Table because no amounts were paid or attributable to the named executive officers for those categories for the periods indicated.

(2)	The stated amounts were paid at the Board’s discretion based on the overall performance of the business.

(3)	The stated amount is the aggregate grant date fair value of stock option grants awarded 2008 to 2010. These amounts were computed in accordance with the requirements of FASB ASC Topic 718. The assumptions underlying the computation of the fair market value of these options (and the corresponding compensation expense during calendar years 2008, 2009 and 2010) are set forth in Footnote 4, “Stock Options and Stock-based Employee Compensation” to our Audited Financial Statements included in our 2010 Annual Report on Form 10-K.

(4)	The stated amounts were paid based on the achievement of the predetermined performance objectives approved by our Board of Directors.

(5)	Includes 401(k) Company contribution and life insurance premiums paid by us for the benefit of the named person. Includes for Ms. Conner in 2009 a $30,000 signing bonus contingent upon meeting certain requirements and in 2010 $82,820 in severance and vacation pay.

(6)	Actual compensation was paid in Canadian dollars and has been translated to U.S. dollars using the 2010, 2009 and 2008 average daily exchange rates, respectively, of .9706, .88029 and .94410 U.S. dollar per Canadian dollar.

Grants of Plan-Based Awards
          The Company made no awards under Company-sponsored equity incentive plans or non-equity incentive plans to executive officers in 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End
          The following table sets forth information pertaining to unexercised stock options granted to the named executive officers as of December 31, 2010.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options	Options	Option	Option Grant	Option
Name	Exercisable	Unexercisable(1)	Exercise Price	Date	Expiration Date
Richard D. Spurr	650,000		$10.80	02/24/04	02/23/14
	350,000	—	$6.00	11/17/04	11/16/14
	350,000	—	$3.78	03/23/05	03/22/15
	350,000	—	$4.00	03/02/06	03/01/16
	400,000	—	$1.50	12/18/06	12/17/16
	400,000	—	$4.87	12/20/07	12/19/17
	8.333	33,333	$1.11	12/23/08	12/22/18

James F. Brashear	24,999	75,001	$1.82	02/08/10	02/07/20

Susan K. Conner	55,000	75,000	$1.70	10/16/08	10/15/18
	35,000	—	$2.05	02/18/10	08/31/11

Russell J. Morgan	40,000		$3.60	09/03/02	09/02/12
	10,000	—	$4.38	01/22/03	01/21/13
	100,000	—	$5.00	09/08/04	09/07/14
	80,000	—	$3.00	02/22/06	02/21/16
	40,000	—	$1.50	12/18/06	12/17/16
	50,000	—	$4.87	12/20/07	12/19/17
	10,667	5,333	$1.11	12/23/08	12/22/18
	14,142	42,430	$2.05	02/18/10	02/17/20

David J. Robertson	125,000	—	$5.25	03/20/02	03/19/12
	50,000	—	$4.38	01/22/03	01/21/13
	100,000	—	$5.00	09/08/04	09/07/14
	100,000	—	$3.00	02/22/06	02/21/16
	100,000	—	$1.50	12/18/06	12/17/16
	75,000	00	$4.87	12/20/07	12/19/17
	12,500	6,250	$1.11	12/23/08	12/22/18
	19,999	60,001	$2.05	02/18/10	02/17/20

(1)	These options vest quarterly on a pro-rata basis through the third anniversary of the grant date.

Option Exercises and Stock Vested
          Three of the named executive officers exercised stock options in 2010.

	Option Awards
	Number of
	Shares
	Acquired	Value Realized
Name	on Exercise	on Exercise
Richard D. Spurr	185,000	$487,433
James F. Brashear	—	—
Susan K. Conner	75,000	$187,800
Russell J. Morgan	45,000	$112,436
David J. Robertson	—	—
Pension Benefits
          We have no Company-sponsored plans that provide for specified retirement payments and benefits, or payments and benefits that will be provided primarily following retirement, to any Company employees.
Nonqualified Deferred Compensation
          We have no Company-sponsored plans that provide for the payment of nonqualified deferred compensation to any Company employees.
Separation Payments and Change of Control Payments
          General
          We have separation pay agreements with our executive officers and certain other key executives. We use separation pay agreements to attract and retain key executives. The Board believes separation pay agreements encourage employee retention and that they have been crucial to retention of senior executives in recent years. We also believe the benefits provided to executives under these agreements afford legal “consideration” supporting confidentiality, non-competition and non-solicitation obligations undertaken by our executives. These arrangements, and the benefits potentially payable in certain scenarios, are summarized in the text and table below. Shareholders should refer to the full text of the agreements, which are on file with the SEC, for a complete description of these arrangements.
          Termination Without Cause
          Our separation pay agreements provide for the payment of a number of months’ base salary if the executive’s employment is terminated “other than for cause,” as defined in the agreement. For Mr. Spurr, the termination payments equal 12 months’ base salary. For the other named executive officers, the termination payments equal 6 months’ base salary. Payments are made over many months, as specified in the agreements, and are conditioned upon the executive providing the Company a release of liability.

          Resignation for a Change of Control Good Reason
          In some cases, the separation pay agreements provide for the termination payments to be made to the affected executive upon a resignation for a “change of control good reason” or for a “good reason,” as defined in the agreements. The separation pay agreements do not permit any executive to resign voluntarily and receive severance payments, unless the resignation was for a reason permitted by the applicable separation pay agreement, which include reasons such as a material diminution in the employee’s authority, duties or responsibilities, a material diminution in the executive’s base salary or a material change in the geographic location at which the employee must perform services. Severance payments are further conditioned upon the executive providing adequate notice to the Company affording it an opportunity to remedy the situation giving rise to the “change of control good reason” or “good reason.”
          Accelerated Vesting of Options
          Upon a “change in control” or upon an executive’s termination without cause, all of that executive’s unvested stock options will immediately vest. The Board believes these option acceleration provisions encourage employee retention and in the case of a pending “change in control” transaction motivate the employee to exert efforts to see that a change in control transaction is consummated.
          CEO COBRA Payment
          The Company will pay the cost of COBRA continuation of health benefits for twelve months for Mr. Spurr upon a termination without cause, or upon a resignation for a “change of control good reason” or for a “good reason,” as stated in the agreements.
          CEO Disability Payment
          If Mr. Spurr incurs a disability that renders him unable to perform his job responsibilities (and he separates from employment), the Company will pay him an amount equal to eight months’ base salary using his highest monthly base salary during the term of his employment.
          Potential Payments
          The table below summarizes the value of potential payments and benefits that our named executive officers would receive if they had terminated employment on December 31, 2010 under the circumstances shown, or if a change in control of the Company had occurred on December 31, 2010. The tables exclude (1) amounts that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual bonus for 2010, and (2) vested account balances in our 401(k) Plan that are generally available to all of our employees. Actual amounts to be paid can only be determined at the time of such executive’s termination of service.
Potential Payments Upon Termination or Change in Control

		Termination	Resignation	Change in
		“Without	for “Good	Control “Good	Change in	Voluntary
Name	Benefit	Cause”	Reason”	Reason”	Control	Termination	Death	Disability
Richard D. Spurr	Severance Pay (1)	$300,000	$300,000	$300,000				$200,000
	Stock Option Vesting
	Acceleration (2)	$105,332		$105,332	$105,332
	Health Care Benefits
	Continuation	$6,694	$6,694	$6,694

James F. Brashear	Severance Pay (1)	$112,500		$112,500
	Stock Option Vesting
	Acceleration (2)	$221,253		$221,253	$221,253
Russell J. Morgan	Severance Pay (1)	$106,766
	Stock Option Vesting
	Acceleration (2)	$111,047		$111,047	$111,047
David J. Robertson	Severance Pay (1)	$100,000	$100,000	$100,000
	Stock Option Vesting
	Acceleration (2)	$152,952		$152,952	$152,952

(1)	Severance would be paid over 12 months to Mr. Spurr, 9 months to Mr. Brashear, and 6 months for the other executive officers.

(2)	Value determined based upon the difference between our stock price on December 31, 2010 of $4.27 and the exercise price of the options, if positive, multiplied by the number of options that would become vested upon the termination of employment and/or change in control.”

Equity Compensation Plan Information
          The following table provides information about our equity compensation arrangements that have been approved by our shareholders, as well as equity compensation arrangements that have not been approved by our shareholders, as of December 31, 2010:

			Number of Securities
	Number of Securities	Weighted-Average	Remaining Available for
	to be Issued Upon	Exercise Price of	Future Issuance Under
	Exercise of	Outstanding	Equity Compensation
	Outstanding Options,	Options, Warrants	Plans (Excluding Securities
Plan Category	Warrants and Rights	and Rights	Reflected in Column (a)
Equity compensation plans approved by shareholders	6,444,967	$3.76	1,516,970
Equity compensation plans not approved by shareholders	1,201,925	$7.94	190,618
Total	7,646,892	$4.41	1,707,588
          A description of the material terms of our equity arrangements that have not been approved by our shareholders follows:
          Richard D. Spurr, Chairman and Chief Executive Officer
          In February 2004, Mr. Spurr received options to acquire 650,000 shares of our common stock at an exercise price of $10.80 per share. These options became fully vested in January 2007. As of December 31, 2010, all 650,000 options remained unexercised.
          Other Non-Shareholder-Approved Executive Stock Option Agreements
          In 2001 and 2002, options to purchase 450,000 shares of our common stock were granted to key Company executives. The options have an exercise price of $5.25 and became fully vested in March 2005. As of December 31, 2010, option grants covering 125,000 shares were outstanding.
          Other Non-Shareholder-Approved Stock Option Agreements With Employees
          As of December 31, 2010, option grants to employees were outstanding covering 180,055 and 246,870 shares under our 2001 Employee Stock Option Plan and 2003 New Employee Stock Option Plan, respectively. The terms of these stock option plans and plan arrangements are substantially the same as (if not identical to) the provisions of our 2004 Stock Option Plan. These options have exercise prices ranging from $1.22 to $11.00. The exercise price of all of these options was the fair market value of our common stock or greater on the date of grant, and the vesting periods ranged from immediately vested to vesting pro-rata over three years.
          Non-Shareholder-Approved Stock Option Agreements With Third Parties
          From time-to-time, we may grant stock options to advisory board members, consultants, contractors, and other third parties for services provided to our Company. At December 31, 2010, no options were outstanding under non-shareholder approved arrangements to non-employees.
Certain Relationships and Related Transactions
          There have been no transactions since January 1, 2010, between the Company and any “related person” required to be reported under SEC Regulation S-K, Item 404(a). Todd R. Spurr, the son our Chairman and CEO, is employed as an Account Executive in our encrypted email business sales department. Todd Spurr’s employment with us pre-dates his father’s employment with us. Todd Spurr’s compensation is comprised of a base salary and commissions and is commensurate with other similarly-situated employees.
          Our Audit Committee Charter provides that the Audit Committee reviews and addresses conflicts of interest of directors and officers. Unless otherwise approved by another independent body of the Board of Directors in accordance with NASDAQ Marketplace Rule 4350(h), the Audit Committee reviews, discusses with management and, if deemed advisable, the Company’s independent auditor, and determines whether to approve any transactions or courses of dealing with related parties. “Transactions or courses of dealing with related parties” includes all transactions required to be disclosed under Item 404 of Regulation S-K.
          Our Board of Directors Procedures and Corporate Governance Overview provides that if there is a proposed transaction between the Company and a “related person” that is required to be publicly reported under Item 404(a) of SEC Regulation S-K, the following procedures apply:
•	the transaction is reviewed by disinterested director, and the affirmative vote of a majority of the disinterested directors is required to approve the transaction;
•	the director that is or has a relationship with the “related person” in the transaction is permitted to provide information relating to the transaction in question, either verbally or in writing;
•	the disinterested directors are afforded an opportunity to meet and discuss the transaction in question in executive session (i.e., without the presence of the “related person” director); and

•	the director that is the related person in the transaction abstains from voting on the matter.

OTHER MATTERS
          We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named as proxy holders in the accompanying proxy card and voting instructions to vote the shares in their discretion. Discretionary authority with respect to that other matters is granted by signing and returning the enclosed proxy card or by otherwise providing voting instructions.
WHERE YOU CAN FIND MORE INFORMATION
          You may read and copy any reports, statements or other information that we file with the SEC directly from the SEC. You may either:
•	Read and copy any materials we have filed with the SEC at the SEC’s Public Reference Room maintained at 100 F Street, N.E., Washington, D.C. 20549; or
•	Visit the SEC’s website at www.sec.gov, which contains reports, proxy and information statements, and other information regarding us and other issuers that file electronically with the SEC.
          You may obtain more information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
          You should rely only on the information contained (or incorporated by reference) in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated April [__], 2010. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement).
          Our 2010 Annual Report to shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2010 (excluding exhibits), is being mailed together with this Proxy Statement and is available on our website at investor.zixcorp.com in accordance with the SEC’s “notice and access” regulations. The Annual Report does not constitute any part of the proxy solicitation material.
          Please date, sign and return the proxy card at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. We would appreciate the prompt return of your proxy card, as it will save the expense of further mailings.

By Order of the Board of Directors,

Dallas, Texas	James F. Brashear
April [__], 2011	Vice President, General Counsel &Corporate Secretary

APPENDICES
Appendix A — Plan of Merger
Appendix B — Certificate of Incorporation
Appendix C — Bylaws

Appendix A — Plan of Merger
AGREEMENT AND PLAN OF MERGER
          Pursuant to this Agreement and Plan of Merger dated as of the [__] day of June, 2011, Zix Corporation, a Texas corporation (the “Parent Corporation”), shall be merged with and into Zix Corporation, a Delaware corporation and a wholly owned subsidiary of the Parent Corporation (the “Surviving Corporation”).
SECTION 1
DEFINITIONS
          1.1 Effective Time. “Effective Time” shall mean the date and time on which the Merger contemplated by this Agreement and Plan of Merger becomes effective pursuant to the laws of the States of Texas and Delaware, as determined in accordance with Section 2.2 of this Agreement and Plan of Merger.
          1.2 Merger. “Merger” shall refer to the merger of the Parent Corporation with and into the Surviving Corporation as provided in Section 2.1 of this Agreement and Plan of Merger.
SECTION 2
TERMS OF MERGER
          2.1 Merger. Subject to the terms and conditions set forth in this Agreement and Plan of Merger, at the Effective Time, the Parent Corporation shall be merged with and into the Surviving Corporation in accordance with applicable law. The Surviving Corporation shall be the surviving entity resulting from the Merger and shall continue to exist and to be governed by the laws of the State of Delaware under the corporate name “Zix Corporation.” The Merger shall be consummated pursuant to the terms of this Agreement and Plan of Merger which has been approved by the Board of Directors and the shareholders of the Parent Corporation.
          2.2 Effective Time. The Merger contemplated by this Agreement and Plan of Merger shall be effective at 11:59 p.m. EST on June [__], 2011.
          2.3 Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation as it exists at the Effective Time shall remain in full force and effect after the Effective Time.
          2.4 Bylaws. The Bylaws of the Surviving Corporation as they exist at the Effective Time shall remain the Bylaws of the Surviving Corporation until altered or amended as provided in such Bylaws.
          2.5 Board of Directors. The Board of Directors of the Surviving Corporation shall continue to serve as the Board of Directors of the Surviving Corporation, and shall hold office from and after the Effective Time until their respective successors are elected and qualified.
          2.6 Officers. The officers of the Surviving Corporation shall continue to serve as the officers of the Surviving Corporation, and shall hold office from and after the Effective Time until their respective successors are appointed and qualified.

SECTION 3
MANNER OF CONVERTING SHARES
          Each share of capital stock of the Parent Corporation that was issued and outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one fully paid and non-assessable share of the capital stock of the Surviving Corporation. The issued and outstanding shares of capital stock of the Surviving Corporation prior to the Effective Time shall be cancelled and cease to exist by virtue of the Merger.
SECTION 4
MISCELLANEOUS
          4.1 Further Assurances. Each party to this Agreement and Plan of Merger agrees to do such things as may be reasonably requested by the other party in order to more effectively consummate or document the transactions contemplated by this Agreement and Plan of Merger.
          4.2 Plan of Reorganization. Each party to this Agreement and Plan of Merger agrees to treat the Merger for all income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Further, each party hereto agrees, by executing this Agreement and Plan of Merger, to have adopted a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g).
[Signatures on next page]

          IN WITNESS WHEREOF, the undersigned corporations have caused this Agreement and Plan of Merger to be executed by their duly authorized officers as of the date first above written.

PARENT CORPORATION: ZIX CORPORATION
By:
Richard D. Spurr
President, Chief Executive Officer and Chief Operating Officer

SURVIVING CORPORATION: ZIX CORPORATION
By:
Richard D. Spurr
President, Chief Executive Officer and Chief Operating Officer

Appendix B — Certificate of Incorporation
CERTIFICATE OF INCORPORATION
OF
ZIX CORPORATION
ARTICLE ONE
Name of Corporation
          The name of the corporation is Zix Corporation (hereinafter referred to as the “Corporation”).
ARTICLE TWO
Registered Office
          The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808, New Castle County. The name of the registered agent of the Corporation at that address is Corporation Service Company.
ARTICLE THREE
Purpose
          The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).
ARTICLE FOUR
Capital Stock
          A. The total number of shares of all classes of stock which the Corporation has authority to issue is One Hundred Eighty-Five Million (185,000,000), consisting of One Hundred Seventy-Five Million (175,000,000) shares of Common Stock, $.01 par value (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $1.00 par value (the “Preferred Stock”).
          B. Each outstanding share of Common Stock entitles the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock are not entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock). The Common Stock is subject to the express terms of the Preferred Stock and any series thereof. Subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock are entitled to receive such dividends and other distributions in cash, property, stock or otherwise as are declared thereon by the Board of Directors (the “Board”) at any time and from time to time out of assets or funds of the Corporation legally available therefor. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock are entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
          C. The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. The authority of the Board with respect to each series of Preferred Stock includes, but is not limited to, determination of the following:
i.	the designation of the series, which may be by distinguishing number, letter or title;
ii.	the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the applicable Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);
iii.	the preferences, if any, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the series;
iv.	whether dividends, if any, are cumulative or noncumulative and the dividend rate, if any, of the series;
v.	whether dividends, if any, are payable in cash, in kind or otherwise;
vi.	the dates on which dividends, if any, are payable;
vii.	the redemption rights and price or prices, if any, for shares of the series;
viii.	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;
ix.	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation;
x.	whether the shares of the series are convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares are convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;
xi.	restrictions on the issuance of shares of the same series or of any other class or series;
xii.	whether or not the holders of the shares of such series have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Certificate of Incorporation, that each share of such series carries one vote or more or less than one vote per share, that the holders of such series are entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or of such series and one or more other series or classes of stock of the Corporation); and
xiii.	such other rights and provisions with respect to any series that the Board provides.
          D. Except as may be required by law or as provided in this Certificate of Incorporation or in the Preferred Stock Designation, holders of Common Stock have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock are not be entitled to vote on any matter or receive notice of any meeting of stockholders.
          E. The Corporation is entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and is not bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation has notice thereof, except as expressly provided by applicable law.
ARTICLE FIVE
Management of the Corporation
          The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
          A. The business and affairs of the Corporation is managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
          B. The directors of the Corporation need not be elected by written ballot unless the bylaws so provide.
          C. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
          D. Special meetings of stockholders of the Corporation may be called only by the Board acting pursuant to a resolution adopted by a majority of the Whole Board (defined below). For purposes of this Certificate of Incorporation, the term “Whole Board” means the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
          E. An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, will be held at such place, on such date, and at such time as fixed by the Board.

ARTICLE SIX
Board of Directors
          A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors will be not less than three and not more than twelve, as fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board.
          B. A majority of the Whole Board constitutes a quorum for all purposes at any meeting of the Board, and, except as otherwise expressly required by law or by this Certificate of Incorporation, all matters will be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.
          C. Subject to the rights of the holders of any series of Preferred Stock then outstanding and, unless otherwise required by law or by resolution of the Board, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, disqualification, removal from office or other cause will be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen will serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires, with each director to hold office until his or her successor is duly elected and qualified. No decrease in the authorized number of directors will shorten the term of any incumbent director.
          D. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation must be given in the manner provided in the bylaws of the Corporation.
          E. The election of directors may be conducted in any manner approved by the Board at the time when the election is held and need not be by written ballot.
ARTICLE SEVEN
Bylaws
          The Board is empowered to adopt, amend or repeal bylaws of the Corporation without the assent or vote of the stockholders. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board requires the approval of a majority of the Whole Board. The stockholders also have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least (75%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, is required to adopt, amend or repeal any provision of the bylaws of the Corporation.
ARTICLE EIGHT
Liability of Directors
          A. A director of the Corporation is not personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation will automatically be deemed eliminated and limited to the fullest extent permitted by the DGCL as so amended.
          B. The Corporation shall indemnify and advance expenses to the directors of the Corporation to the fullest extent permitted by the applicable provisions of the DGCL, as now or hereafter in effect, provided that, except as otherwise provided in the bylaws of the Corporation, the Corporation is not obligated to indemnify or advance expenses to a director of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director, unless such action, suit or proceeding (or part thereof) has been authorized by the Board. The rights provided by this Article Eight, Section B do not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the bylaws of the Corporation, by agreement, vote of the stockholders or disinterested directors of the Corporation, or otherwise.
          C. Any repeal or modification of the foregoing paragraph will not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
ARTICLE NINE
No Stockholder Action By Written Consent; Special Meetings
          Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the stockholders have no ability to consent in writing to the taking of any action. A special meeting of the stockholders of the Corporation can be called only by or at the direction of the Board, and the stockholders of the Corporation have no ability to call a special meeting of the stockholders.
ARTICLE TEN
Forum Selection
          Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of this Article Ten.
ARTICLE ELEVEN
Amendment
          The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Certificate of Incorporation, and the affirmative vote of the holders of at least 75% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, is required to amend or repeal any or all of Article ELEVEN, Sections C or D of Article Five, Article Six, Article Seven and Article Eight.
ARTICLE TWELVE
Incorporator
          The incorporator is James F. Brashear, whose mailing address is 2711 N. Haskell Avenue, Suite 2200, Dallas, Texas 75204-2960.
(Remainder of page intentionally left blank.)
          I, the undersigned, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this [__] day of [April], 2011.

By:	James F. Brashear
Vice President, General Counsel &
Corporate Secretary

Appendix C — Bylaws
ZIX CORPORATION
BYLAWS
ARTICLE 1 — STOCKHOLDERS
Section 1. Annual Meeting.
          (1) An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, will be held at a place, date, and time fixed by the Board of Directors.
          (2) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of record of the Corporation (“Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section. The procedure described in the foregoing clause (c) and paragraph (3) below is the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the act, and the rules and regulations promulgated thereunder, as amended from time to time, the “Exchange Act”) at an annual meeting of stockholders, unless otherwise specified by law or stock exchange regulation.
          (3) In order for nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (c) of the foregoing paragraph, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) any such business must be a proper matter for stockholder action under Delaware law and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (defined in Article I, Section 1(4)(c)(iv)) required by these Bylaws. To be timely, a Record Stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days before the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; except not if the meeting is convened more than 30 days before or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder must be so received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day after the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, if the number of directors to be elected to the Board of Directors is increased and no public announcement naming all of the nominees for director or indicating the increase in the number of directors was made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice will also be considered timely, but only with respect to nominees for any new director positions created by such increase, if it is received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day after the day on which a public announcement of the increase in the number of directors is first made by the Corporation. In no event will an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice.
          (4) In order to be effective, a Record Stockholder’s notice must set forth:
          a. if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected;
          b. as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
          c. as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “party”):
               (i) the name and address of each such party;
               (ii) (A) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right will be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (“Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (D) any short interest in any security of the Corporation held by each such party (for purposes of this Section 1(4), a person is deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household. The information required by this paragraph must be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to vote at the meeting; provided, that if such date is after the date of the meeting, not later than the day before the meeting;
               (iii) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal or the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and
               (iv) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such statement, a “Solicitation Statement”).
          (5) A person is not eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with Section 1(2)(c) or (ii) the person is nominated by or at the direction of the Board of Directors. Only such business will be conducted at an annual meeting of stockholders as is brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting has the sole power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination will not be presented for stockholder action at the meeting and will be disregarded.
          (6) For purposes of these Bylaws, “public announcement” means disclosure by the Corporation in a press release issued via a national news service or in a document publicly filed with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
          (7) Notwithstanding the foregoing provisions of this Section 1, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 will be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Section 2. Special Meetings.
          (1) Special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board (defined below). For purposes of these Bylaws, the term “Whole Board” means the total number of authorized director positions whether or not there exist any vacancies in director positions. The Board of Directors may postpone or reschedule any special meeting.
          (2) The only business that will be conducted at a special meeting of stockholders is business brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting must include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of

Directors or (b) by any stockholder of record at the time of giving of notice provided for in this paragraph, who is entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 1(4)(a) and 1(4)(c) of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such Stockholder of Record’s notice required by the preceding sentence will be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day before the special meeting or the 10th day after the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. An adjournment, or postponement of a special meeting for which notice has been given, will not commence a new time period for the giving of a Stockholder of Record’s notice. A person is not eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a Stockholder of Record in accordance with the notice procedures set forth in this Article I.
          (3) Notwithstanding the foregoing provisions of this Section 2, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 will be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Section 3. Notice of Meetings.
          (1) Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, must be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided herein or required by law. For purposes of these Bylaws, the term “required by law” means as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation (“Certificate of Incorporation”).
          (2) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, will be given to each stockholder in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors must fix a new record date for notice of such adjourned meeting, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and, except as otherwise required by law, will not be more than 60 nor less than 10 days before the date of such adjourned meeting, and will give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

Section 4. Quorum.
          (1) At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by law or by the rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy will constitute a quorum entitled to take action with respect to that vote on that matter. Broker non-votes and abstentions are counted towards establishing a quorum but are not considered as votes cast for or against a proposal or director nominee.
          (2) If a quorum fails to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.
Section 5. Organization.
          The person designated by the Board of Directors or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President of the Corporation or, in his or her absence, a person chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, will call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting will be appointed by the chairman of the meeting.
Section 6. Conduct of Business.
          The chairman of any meeting of stockholders has the exclusive power to determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman of the meeting has the exclusive power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting will be announced by the chairman or secretary of the meeting at the meeting.
Section 7. Proxies and Voting.
          (1) At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction is a complete reproduction of the entire original writing or transmission.
          (2) The Corporation may, and to the extent required by law, must, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting may, and to the extent required by law, must, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, will take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots will be counted by a duly appointed inspector or inspectors.
          (3) All elections of directors will be determined by a plurality of the votes cast, and except as otherwise required by law or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters will be determined by a majority of the votes cast affirmatively or negatively.
Section 8. Stock List.
          (1) The officer who has charge of the stock ledger of the Corporation will, at least 10 days before every meeting of stockholders, prepare or obtain a complete list of stockholders entitled to vote at that meeting of stockholders, provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list must reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in his or her name. The list will be open to the examination of any stockholder for a period of at least 10 days before the meeting in the manner required by law.
          (2) A stock list will also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list will presumptively determine (a) the identity of the stockholders entitled to examine such stock list and to vote at the meeting and (b) the number of shares held by each of them.
ARTICLE II — BOARD OF DIRECTORS
Section 1. Number, Election and Term of Directors.
          The authorized number of directors constituting the Whole Board will be fixed from time to time in the manner provided in the Certificate of Incorporation.
Section 2. Newly Created Directorships and Vacancies.
          Subject to the rights of the holders of any series of preferred stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause will, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen will serve for a term expiring at the annual meeting of stockholders or until such director’s successor will have been duly elected and qualified. No decrease in the authorized number of directors will shorten the term of any incumbent director.
Section 3. Regular Meetings.
          Regular meetings of the Board of Directors will be held at such place or places, on such date or dates, and at such time or times as are established by the Board of Directors and publicized among all directors. A notice of each regular meeting is not required.

Section 4. Special Meetings.
          Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or by the Board of Directors and will be held at such place or places, on such date or dates, and at such time or times as they or he or she will fix. Unless waived, notice of the place, date, and time of each such special meeting must be given to each director by mailing written notice not less than five days before the meeting or by telephone or facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. Neither the business to be transacted at, nor the purpose of any special meeting of the directors, need be specified in any written notice.
Section 5. Quorum.
          A majority of the Whole Board constitutes a quorum for conducting any vote at any meeting of the Board of Directors. If a quorum fails to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice.
Section 6. Participation in Meetings By Conference Telephone.
          Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or committee by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation constitutes presence in person at such meeting.
Section 7. Action Without a Meeting.
          Any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee consent thereto in writing or by electronic transmission, and such writing, writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.
Section 8. Conduct of Business.
          At any meeting of the Board of Directors, business will be transacted in such order and manner as the chairman may from time to time determine, and, except as otherwise expressly required by law, all matters will be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.
Section 9. Compensation of Directors.
          Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors has the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or committee thereof. For their service on the Board of Directors or committees thereof, directors may be paid a fixed sum for attendance at each meeting or paid a stated salary or paid other compensation. Payment for services as a director does not preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 10. Resignation.
          Any director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation signed by such director, to the Chairman of the Board of Directors or the Secretary of the Corporation. Unless a later effective time is specified therein, such resignation is effective upon delivery.
ARTICLE III — COMMITTEES
Section 1. Committees of the Board of Directors.
          The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and will, for those committees and any others provided for herein, appoint a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.
Section 2. Conduct of Business.
          Each committee may determine the procedural rules for meeting and conducting its business and will act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision will be made for notice to members of all meetings; one-third of the members constitutes a quorum unless the committee will consist of one or two members, in which event one member constitutes a quorum; and all matters will be determined by a majority vote of the members present.
Section 3. Resignation; Removal.
          Any member (and any alternate member) of any committee may resign at any time by delivering a notice of resignation by such member to the Board of Directors or the Chairman. Unless a later effective time is specified therein, such resignation is effective upon delivery. Any member (and any alternate member) of any committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the entire Board of Directors.
Section 4. Vacancies.
          If any vacancy occurs in any committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) may continue to act, and any such vacancy may be filled by the Board of Directors.
ARTICLE IV — OFFICERS
Section 1. Generally.
          The officers of the Corporation will consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers will be elected by the Board of Directors, which will consider that subject at its first meeting after every annual meeting of stockholders. Each officer will hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors will be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.
Section 2. President.
          The President is the chief executive officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she has the responsibility for the general management and control of the operations, business and affairs of the Corporation and will perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she has power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and has general supervision and direction of all of the other officers, employees and agents of the Corporation.
Section 3. Vice President.
          Each Vice President has such powers and duties as are delegated to him or her by the Board of Directors. One Vice President will be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.
Section 4. Treasurer.
          The Treasurer has the responsibility for maintaining the financial records of the Corporation. He or she makes such disbursements of the funds of the Corporation as are authorized and renders from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer also performs such other duties as the Board of Directors may from time to time prescribe.
Section 5. Secretary.
          The Secretary issues all authorized notices for, and keeps minutes of, all meetings of the stockholders and the Board of Directors. He or she has charge of the corporate books and performs such other duties as the Board of Directors may from time to time prescribe.
Section 6. Delegation of Authority.
          The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.
Section 7. Removal.
          Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 8. Action with Respect to Securities of Other Corporations.
          Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President has power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation holds securities and otherwise to exercise any and all rights and powers which this Corporation possesses by reason of its ownership of securities in such other corporation.
ARTICLE V — STOCK
Section 1. Certificates of Stock.
          The shares of the Corporation may be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation may be uncertificated shares, such decision to be made in the Board of Directors’ sole discretion. Any such resolution will not apply to shares represented by a certificate until each such certificate is surrendered to the Corporation. All signatures on the certificate referred to in this Article V, Section 1 of these Bylaws may be in facsimile, engraved or printed form, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile, engraved or printed signature has been placed upon a certificate will have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
Section 2. Transfers of Stock.
          Transfers of stock can only be made upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved, if one has been issued, must be surrendered for cancellation before a new certificate, if any, is issued therefor.
Section 3. Record Date.
          (1) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date must not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and must not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors fixes a record date for notice, that date also will be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors fixes a later date on or before the date of the meeting as the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders will be the close of business on the day next preceding the day on which notice is given or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will also apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case may also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 at the adjourned meeting.
          (2) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date must not precede the date upon which the resolution fixing the record date is adopted, and which record date must be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose will be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 4. Lost, Stolen or Destroyed Certificates.
          In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such policies as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.
Section 5. Policies.
          The issue, transfer, conversion and registration of certificates of stock will be governed by such other policies as the Board of Directors may establish.
Section 6. Transfer Agent and Registrar.
          The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.
ARTICLE VI — NOTICES
Section 1. Notices.
          If mailed, notice to stockholders will be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.
Section 2. Waivers.
          A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, is deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting will constitute waiver of notice, except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE VII — MISCELLANEOUS
Section 1. Facsimile Signatures.
          In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.
Section 2. Corporate Seal.
          The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal will be in the charge of and used by the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.
Section 3. Reliance upon Books, Reports and Records.
          Each director and each officer of the Corporation will, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
Section 4. Fiscal Year.
          The fiscal year of the Corporation is as fixed by the Board of Directors.
Section 5. Time Periods.
          In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days will be used, the day of the doing of the act will be excluded, and the day of the event will be included.
ARTICLE VIII — INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 1. Right to Indemnification.
          Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, will be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation will indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 2. Right to Advancement of Expenses.
          In addition to the right to indemnification conferred in Section 1 of this Article VIII, an indemnitee will also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) will be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it will ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.
Section 3. Right of Indemnitee to Bring Suit.
          If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period will be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee will be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it will be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation will be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, will create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise will be on the Corporation.

Section 4. Non-Exclusivity of Rights.
          The rights to indemnification and to the advancement of expenses conferred in this Article VIII will not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors or otherwise.
Section 5. Insurance.
          The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
Section 6. Indemnification of Employees and Agents of the Corporation.
          The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
Section 7. Nature of Rights.
          The rights conferred upon indemnitees in this Article VIII will be contract rights and such rights will continue as to an indemnitee who has ceased to be a director, officer or trustee and will inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors will be prospective only and will not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
ARTICLE IX — FORUM SELECTION
          Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed to have notice of and consented to the provisions of this Article IX.
ARTICLE X — AMENDMENTS
          These Bylaws may be amended, altered or repealed (1) by resolution adopted by a majority of the entire Board of Directors at any special or regular meeting of the Board of Directors; or (2) at any regular or special meeting of the stockholders upon the affirmative vote of the holders of 75% or more of the combined voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.
ARTICLE XI — CONSTRUCTION
          In the event of any conflict between the provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of the Certificate of Incorporation will control.